STANDARD RETAIL/OFFICE COMPLEX LEASE

                                TABLE OF CONTENTS
                                October 12, 1994
              PLANET KIDS, INC., A CALIFORNIA CORPORATION (Tenant)

SECTION
- - -------

         1.       Basic Lease Provisions

         2.       Premises

         3.       Common Areas

         4.       Term

         5.       Base Rent

         6.       Additional Rent

         7.       Percentage Rent and Financial Information

         8.       Taxes on Tenant's Property

         9.       Security Deposit

         10.      Construction and Acceptance of Premises

         11.      Use of Premises

         12.      Alterations

         13.      Liens

         14.      Maintenance and Repairs

         15.      Project Services

         16.      Management of the Project

         17.      Indemnification and Waiver

         18.      Insurance

         19.      Waivers of Subrogation


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         20.      Damage or Destruction

         21.      Eminent Domain

         22.      Default

         23.      Assignment and Subletting

         24.      Rent and Other Charges

         25.      Subordination

         26.      Estoppel Certificate and Financial Statements

         27.      Interest on Past Due Obligations

         28.      Sale or Transfer by Landlord

         29.      Landlord's Right to Cure Defaults

         30.      Waiver

         31.      Force Majeure

         32.      Rules and Regulations

         33.      Surrender of Premises

         34.      Holding Over

         35.      Relocation

         36.      Miscellaneous

         Signatures

         Addendum

         Exhibit "A" Site Plan

         Exhibit "B" Floor Plan

         Exhibit "C" Rules arid Regulations

         Exhibit "D" Lease Confirmation

         Exhibit "E" Lease Guaranty

         Exhibit "F" Non-Disturbance Agreement

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                      STANDARD RETAIL OFFICE COMPLEX LEASE

This Standard Retail/Off ice Complex Lease ('Lease') is made and entered into this 12th day of October 1994 by and between PSA PROPERTIES ('Landlord') and PLANET KIDS, INC., A CALIFORNIA CORPORATION , ('Tenant') who agree as follows:

1. BASIC LEASE PROVISIONS.


    (a) Premises: The space within the Laguna Farms Market Center, which is to be changed to Moulton La Paz Center, complex identified by the cross-hatching on Exhibit 'A', with an area of approximately 12,200 square feet, located at 26-538H Moulton Parkway, Laguna Hills, California 92653

    (b) Duration:

         (1) Term: 1O years and 0 months., from Rent Commencement Date (defined below)

         (2) Rent Commencement Date: See Addendum Paragraph 38.

         (3) Expiration Date: 10 Years of Commencement Date

    (c) Initial Base Rent:  $11,590.00  per month (Eleven  Thousand Five Hundred
Ninety  Dollars per month)  Dollars),  subject to increases in  accordance  with
Section 5.

    (d) Tenant's  Proportionate  Share of the Project:  20.64 % (12, 200 sq. ft.
divided by 59,119 sq. ft

    (e) Security Deposit: $ See Addendum Paragraph 48.

    (f) Tenant's Business: Children's Recreation, Educational and Fitness Center and any other use reasonably consistent with other uses in the complex, as long as any such other uses are not

(g) Address for Payment of Rent and Notices: prohibited under the terms of any other tenant's lease.

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

     To Landlord:  Western Capital Resources                 with copy to:   Loeterman,  shulkin  & Kraemer
                   11611  San Vicente Boulevard, #650                        11611   San   Vicente   Blvd.   #1050
                   Los Angeles, California 90049                             Los Angeles,  CA 90049

     To Tenant:    Planet Kids, Inc.                         with copy to:   Harry Shuster
                   26-538H Moulton Parkway                                   1430  Loma Vista
                   Laguna Hills,  CA  92653                                  Beverly Hills,  CA 90210



    (h) A Work Letter for the construction of Lease hold Improvements is not attached as Exhibit "E" and made a part of this Lease.

2. PREMISES.
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    Landlord  hereby leases to Tenant and Tenant hereby hires from Landlord,  in consideration of and upon the terms and conditions set forth herein, that certain retail space (the "Premises") identified in paragraph 1(a), outlined on the Site Plan attached hereto as Exhibit "A". The Premises are located in the Laguna Farms Market Center, which is to be changed to Moulton La Paz Center, located at 26-538H Moulton Parkway, Laguna Hills, California 92653 ("Shopping Center"), which is located upon the real property described in Exhibit "HI attached hereto (the "Property"). The Premises, Shopping Center, Property and Common Areas (defined below) are collectively referred to herein as the "Project".

                                    *,providing such changes do not unreasonably interfere with Tenant's use of access to and quiet enjoyment of the property, common areas and Premises,

3. COMMON AREAS.
    (a) Definition. The "Common Areas" are all areas and facilities outside the Premises and within the boundary lines of the Property that are provided by Landlord from time to time for the non-exclusive use of Landlord, the tenants of the Project and their respective employees, suppliers, customers and invitees. The Common Areas include, but are not limited to, exterior building surfaces, walls, and roofs.
    (b) Changes. Landlord shall have the right, in its sole discretion, from time to time* to make changes to the Project including, without limitation, changes in the Project and the Common Areas, including any and all entrances, loading and unloading areas, decorative walls, landscaped areas and walkways; to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; to designate other land and improvements outside the boundaries of the Property to be part of the Project; to use the Common Areas to facilitate making additional improvements, repairs, or alterations to any part of the Project; and to do and perform such other acts and make such other changes in, to or with respect to the Project as Landlord may deem appropriate.
    (c) No Private Use of Common Area. Tenant shall not use the Common Areas for any private use or business activities including, without limitation, merchandising, the sale of goods or storage. Tenant shall have no right to block off any portion of the Common Areas.

4. TERM.
    (a) Commencement. The term of this Lease ("Term") shall be that approximate period set forth in Section 1(b)(1). See Addendum Paragraph 38. Landlord will sign and deliver to Tenant a Lease Confirmation Form which Tenant shall countersign and return to Landlord in the form of the letter attached hereto as Exhibit "D".
    (b) Failure to Take Possession. Tenant's inability or failure to take possession of the Premises on the Rent Commencement Date (or, in the event of excused delay, when possession of the Premises is tendered) shall not delay the commencement of the Lease or Tenant's obligation to pay rent.- Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this Lease, even if Tenant never takes possession of the Premises. **unless same is due to Landlords delays or force majeure.

    5. BASE RENT. (a) When Due. Commencing on the Rent Commencement Date, Tenant covenants to pay to Landlord during the Term, at the address set forth fin
Section 1 (g) or to such other persons or at such other places as directed by written notice to Tenant from Landlord, a monthly rental (hereafter 'Base
Plant') initially in the amount set forth in Section I (c), due and payable, without demand offset or deduction. in advance on the first day of each calendar month (for which such rent is due) ; except that Base Rent for the first full calendar month*** -for a total of $ 11.590.00 shall be paid when Tenant executes this Lease. If the Rent Commencement Date occurs on a day other than the first day of a calendar month. or the Expiration Date occurs on a day other than the last day of a calendar month, then the Base Rent for such month shall be prorated on the basis of a thirty (30) day month. ***plus the estimate of Tenant's Proportionate Share of Expenses and Taxes,

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    (b) CPI Increases. The Base Rent shall be adjusted on each twelve (12) month anniversary on the Rent Commencement Date (the "Adjustment Date") or, if the Rent Commencement Date is a day other than the first day of a calendar month, the Adjustment Date shall be on the first day of the calendar month next preceding such anniversary date. Such adjustments shall be made during the Term of the Lease and any renewal or extension periods. The amount of the adjustment shall be equal to the percentage, if any, which the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers for the Los Angeles-Anaheim-Riverside Area with a reference base of 1982-84 = 100 ("C.P.I.") has increased. The new monthly Base Rent payable upon the Adjustment Date shall be calculated by multiplying the Base Rent payable for the preceding year by the fraction, the numerator of which shall be the C.P.I. for the calendar month three (3) months prior to the Adjustment Date of the subject rent adjustment, and the denominator of which shall be the C.P.I. for the month, three (3) months prior to the immediately preceding Adjustment Date. The amount so calculated shall constitute the new monthly Base Rent. In the event the C.P.I. is discontinued, Landlord shall substitute a comparable index which will be used to determine any increase. In no event shall the Base Rent computed on any Adjustment Date be less than in the prior year. Upon Landlord's completion of the computation for the adjusted Base Rent, Landlord shall give written notice to Tenant, retroactive to the Adjustment Date. Notwithstanding the fact that Landlord's notice may be given after the Adjustment Date, Tenant shall pay Landlord within ten (10) days after Landlord's notice, the difference, if any, between the Base Rent paid and the Base Rent as adjusted during any months elapsed from the Adjustment Date to the date of the notice. No delay or failure by Landlord to enforce this provision shall be deemed to be a waiver or prevent enforcement of this Section. See Addendum Paragraph 37.

6. ADDITIONAL RENT.
    (a) Payment of Expenses and Taxes. Tenant shall pay to Landlord as Additional Rent its Proportionate Share of "Expenses" and "taxes" (as those terms are hereinafter defined) which are incurred by Landlord in the operation of the Project.
    Tenant's "Proportionate Share" of expenses shall mean the percentage set forth in Section 1(d). In the event the demised Area of the Premises, by reason of amendment or modification, shall change from the Area expressed herein, or the area of the Project shall change for any reason, Tenant's Proportionate Share shall be adjusted accordingly.

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    (b) Expenses. The term "Expenses" shall mean the sum of all expenses paid or incurred by Landlord during any calendar year of the Term in connection with the operation, maintenance, insurance, management, and repair of the Project regardless of whether said expenses or charges were incurred by Landlord directly in the performance of the work itself or paid by Landlord to outside contractors. By way of example, Expenses shall include without limitation: all expenses paid or incurred by Landlord during any calendar year of the Term for:
(1) electricity, water, gas, sewer, and any other utility services including utility taxes; usage, service, hook-up, connection, availability, and/or standby fees; and deposits for utilities which are not separately billed to individual tenants; (2) operation, maintenance and repaid of electrical, mechanical, and plumbing equipment and services; (3) labor costs for employees engaged in the operation, maintenance and repair of the Project; (4) the services of any building management company engaged in the management of the Project; (5) premiums for property damage, liability, and all other insurance carried by Landlord for the Project; (6) building and cleaning supplies, tools, equipment, and materials; (7) licenses, permits, and inspection fees; (8) public accounting and legal service provided to the Project; (9) rubbish and trash removal; (10) hazardous waste removal and/or abatement; (11) periodic maintenance, repair,
replacement,   restoration,   remodeling,  and  up-grading  of  decorations  and
landscaping (permanent or temporary, seasonal or otherwise), lighting, signs, awnings, interior and exterior building surfaces and roof; (12) periodic maintenance, repair, replacement, restoration, and up-grading of drains and gutters, curbs, and sidewalks, and walkways, if any; (13) ten percent (10%) of all operating expenses as reimbursement for Landlord's administration and overhead costs; (14) the annual amortized cost, together with interest at the rate of the lesser of ten percent (10%) per annum of the highest rate allowed by law, (whether or not such costs are actually financed) of (I) equipment and tooled used in the operation, maintenance and repair of the Project, if the entire cost of such items are not included in Expenses on a current basis; (ii) improvements which are designed or intended to reduce Expenses or to improve operations; (iii) improvements which Landlord is required to make (including, without limitation, to the electrical, mechanical, plumbing, or other systems or components) to comply with any law or regulation of any governmental entity, including without limitation, any present or anticipated labor, energy, safety, conservation or other program, providing such law or regulation is enacted or enforced after the Lease Commencement Date.
    For purposes of this Section, annual amortization shall be determined by dividing the original cost of each capital expenditure by the number of years of useful life of the capital item acquired, which useful life shall be reasonably
determined  by  Landlord  in  accordance  with  generally  accepted   accounting
principles.
    (c) Exclusions. Expenses shall not include costs of preparing or leasing space for new tenants; the costs of special services rendered to tenants (including Tenant) for which a separate charge is made; interest or amortization paid by Landlord in connection with any loan or loans secured by the real property of which the Premises are a part, unless such loans are made to finance costs included herein in the definition of Expenses (in which event such costs shall be included). See Addendum Paragraph 41.
    (d) Taxes. The term "Taxes" shall mean all real property taxes (including increases caused by reappraisal upon changes in the ownership of the Project of Landlord's interest therein as defined by applicable statutes for property tax purposes, or otherwise) and personal property taxes, charges and assessments which are levied, assessed, or imposed by any governmental authority or political subdivision thereof during any calendar year of the Term with respect to the Project and the land upon which the Project is located and any improvements, fixtures, and equipment and all other property of Landlord, real or personal, used in connection with the operation of the Project (computed as if paid in permitted installments regardless of whether actually so paid) and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes, and any license fees, traffic mitigation fees, tax measured by or imposed upon rents, or other tax or charge upon Landlord's business of leasing space in the Project, but shall not include any federal or state income taxes, or any franchise, capital stock, estate or inheritance taxes. In addition to the foregoing, all assessments, taxes, fees, levies and charges imposed by governmental agencies for services such as fire protection, street, sidewalk and road maintenance, refuse removal, and other public services generally provided without charge to owners or occupants prior to the adoption of Proposition 13 in June, 1978, shall be deemed included within the definition of "Taxes" for the purpose of this Lease. (e) Estimated Payments (1) Tenant shall pay to Landlord with seven (7) business days after delivery of Landlord's statement therefor, Tenant's Proportionate Share of Expenses and Taxes at Landlord's election, in (I) equal periodic installments which have been estimated in advance by Landlord for a particular twelve month period, in which event Landlord shall as soon as practical after the end of such twelve month period, adjust the estimated expenses to reflect the actual

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Expenses and Taxes incurred for such period, of (ii) the amount of such Expenses and Taxes actually incurred during the billing period. In the event Taxes or Expenses increase, Landlord may adjust both retroactively and prospectively Tenant's monthly payments upon thirty days advance notice. If Landlord estimates Expenses or Taxes, in the event of any underpayment, Tenant shall immediately pay the additional amount owing to Landlord. Any overpayment shall be credited against Tenant's future accruing liability for Expenses and Taxes. If the Term shall have expired and no further Rent shall be due, Tenant shall receive a refund of such difference within sixty (60) days after Landlord send the statement. This clause shall survive the expiration of this Lease. If the Term shall have expired before a final determination is made of Tenant's obligation for actual Expenses and Taxes, upon receipt of the Statement, Tenant shall promptly pay any excess due Landlord over the estimated Expenses and/or Taxes paid or Landlord shall promptly refund any estimated payments made by Tenant in excess of the actual Expenses and Taxes. Landlord's failure to bill Tenant for Expenses and Taxes in a timely manner shall neither constitute a default by Landlord nor a waiver of Landlord's rights to Additional Rent.
         (2) In the Term commences other than on January 1, or ends other than on December 31, Tenant's obligations to pay estimated and actual amounts towards Taxes and Expenses for such first or final calendar years shall be prorated to reflect the portion of such years included in the Term.
         (3) Landlord shall maintain records respecting Taxes and Expenses determined in accordance with sound accounting practices, consistently applied. Tenant or its representative shall have the right to examine such records upon reasonable prior notice specifying the records Tenant desires to examine, during normal business hours at the place where such records are normally kept by sending such notice no later than forty-five (45) days following the furnishing of a statement for such Expenses and Taxes. Tenant may take exception to matters included in Taxes and Expenses, or Landlord's computation of Tenant's obligation for either, by sending notice specifying such exception and the reasons therefor to Landlord no later than thirty (30) days after Landlord makes such records available for examination. Landlord's statement for Expenses and Taxes shall be considered final, except as to matters to which exception is taken after examination of Landlords' records in the foregoing manner and with the foregoing time periods. Tenant acknowledged that Landlord's ability to budget and incur expenses depends of the finality of the statement, and accordingly agree that time is of the essence of this Section. If Tenant takes exception to any matter contained in the statement, Landlord shall refer the matter to an independently certified public accountant, whose certification as to the proper amount shall be final and conclusive as between Landlord and Tenant. Tenant shall promptly pay the cost of such examination unless it resulted in a determination that Tenant was overbilled by more than five percent (5%), in which event Landlord will pay the cost of such examination. Pending resolution of any such exceptions in the foregoing manner, Tenant shall continue paying Tenant's Proportionate Share of Taxes and Expenses in the amounts determined by Landlord, subject to adjustment after any such exceptions are resolved.

8. TAXES ON TENANT'S PROPERTY.
         Personal Properly Taxes. Tenant shall be liable for and shall pay before delinquency taxes, assessments, license fees, and other similar charges levied against any personal property or trade fixtures placed by Tenant or at Tenant's direction in or about the Premises. Tenant shall furnish Landlord with satisfactory evidence of those payments upon request. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property, or if the assessed value of the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays such taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, in writing, Tenant shall, within five (5) days after written demand, reimburse Landlord for the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment. In such event, Tenant shall have the right, provided Tenant holds Landlord cooperation, to bring suit against the County Tax Collector in a court of competent jurisdiction to recover the amount of any such taxes so paid under protest.
         (b) Increased Assessment. If construction of the leasehold improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, cause the real estate tax assessment for the Project to be increased, then the real property Taxes and assessments levied against Landlord or the Project by reason of such excess assessed valuation shall be governed by the provisions of
Section 8(a). If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining to what extent leasehold improvements increased the assessed value of the Project, such records shall be binding on both Landlord and Tenant. If the records of the County Assessor

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are not available or  sufficiently  detailed to serve as a basis for making this determination, the actual costs of construction shall be used. *

9. SECURITY DEPOSIT.
         (a) In General. Tenant has deposited with Landlord a security deposit as set forth in Section 1(e) as security for the performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of Base Rent, Additional Rent, or Percentage Rent, Landlord may use, apply, or retain all or any part of the security deposit for the payment of rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss, cost, or damage which Landlord may suffer by reason of Tenant's default. If any portion of the security deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last transferee of Tenant's interest hereunder) within a reasonable time after both the expiration of the Term and Tenant's delivery of the Premises to Landlord; provided, however, that Landlord may retain a portion of the security deposit sufficient to satisfy any Amount due from Tenant pursuant to Sections 6 and 7 hereof until such amounts have been determined and paid in full. Should Landlord transfer its interest in the Project, Tenant shall look only to the new Landlord for return of the security deposit if such is actually transferred to the new Landlord.

10. CONSTRUCTION AND ACCEPTANCE OF PREMISES.
         (a) Construction. Tenant has thoroughly inspected the Premises and agrees to accept the Premises in their existing condition and acknowledges that Landlord has made no representation or warranty concerning the current condition of the Premises or its operating systems nor any agreement to make any alteration, repair, or improvement to the Premises unless Landlord
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and Tenant have signed a Work Agreement  which is attached hereto as Exhibit "E"
in which event the Premises shall be constructed in accordance with Exhibit "E." See Addendum Paragraph 39.

11.  USE OF PREMISES.
         (a) Purpose. The Premises shall be used and occupied by Tenant for a children's recreation, educational and fitness center, including a planned play environment, educational learning center, a snack bar/eating area and retail sales of toys, and any other use reasonably consistent with other uses in the
Complex as long as any such other use is not prohibited under the terms of any other tenant's lease. And for no other purpose whatsoever. Tenant shall conduct its business under the trade name of Planet Kids as a quality retail establishment in accordance with the standards of the Project. Tenant acknowledges the importance of Tenant's operations to the image of Landlord's Project as first class, upscale retail/office complex. Accordingly, Tenant shall at all times operate its business in a first class, upscale manner consistent with the operations of other quality businesses.
         (b) Suitability. Tenant acknowledges that, except as expressly provided herein, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business. Tenant ,acknowledges that neither Landlord nor its agents have made any representations or warranties of any nature whatsoever with respect to the mix of tenants who will occupy space in the Project.
         Neither Landlord nor its agents have made any representations or warranties with respect to the availability or adequacy of off-site parking for the Project or the Premises.
         (C) Compliance with Laws. Tenant shall not do or permit anything to be done which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them. Tenant shall not use or allow the Premises to be used for any improper, unlawful or immoral purpose. Tenant shall not cause or maintain or permit any nuisance or commit or suffer the commission of any waste on or about the Project. Tenant shall not cause or permit any hazardous or toxic waste, substance, or material to be brought to the Project or used, handled, stored or disposed of at the Project. Tenant shall not conduct business or any other activity at the Project if of such a nature as to place an unreasonable and excessive burden upon the Project. Tenant, at Tenant's sole expense, shall comply with all statutes, laws, ordinances or code requirements now in force or which may hereafter be in force pertaining to the use or condition

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of the  Premises.  The judgement of any court of competent  jurisdiction  or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any requirement with respect to the use or condition of the Premises shall be conclusive of that fact as between Landlord and Tenant. See Insert 1 (following page)
         (d) Restrictions. Tenant shall not, without Landlord's prior written consent, in Landlord's sole discretion: (I) conduct any fire, auction or bankruptcy sale on or from the Premises; (ii) conduct any close-out sale except in connection with the expiration of the Term on or from the Premises; or (iv) sell or display any merchandise outside the exterior walls of the Premises.

12. ALTERATIONS.
         (a) Consent Required. Except for improvements approved by Landlord prior to the date of execution of the Lease, non-systemic alterations, which are not visible from outside the Premises and which have an aggregate cost of less than $2,500 in any calendar year, Tenant shall not make or allow any alterations, additions, or improvements in or to the Premises without Landlord's prior written consent. All alterations shall be performed by licensed contractors, and in accordance with plans and specifications, approved in advance in writing by Landlord. All such work shall be done by tenant at such time and manner as Landlord may designate and under Landlord's supervision. Prior to performing any alteration, Tenant shall furnish Landlord with plans and specifications showing the proposed alteration to the Premises. All such work shall be performed in full compliance with all laws, regulations, and requirements of governmental agencies having jurisdiction. Before commencing any work, Tenant shall give Landlord at least ten (10) days written notice of the proposed commencement of such work and shall, if the work costs in aggregate over $20,000 and if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord. Landlord shall have the right to post notices of non-responsibility on the Premises and record verified copies thereof in connection with work and alterations to the Premises.
         (b) Removal. All alterations and improvements to the Premises including fixed partitions and/or appurtenances attached to or built into the Premises prior to or during the Term, whether by Landlord, at its expense, or at the expense of Tenant, or both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Term unless such removal is required by Landlord pursuant to written notice to Tenant given at least thirty (30) days prior to the expiration or sooner termination of the Term. Tenant shall repair any damage to the Premises caused by any such removal. See Insert 2 (following page)

13. LIENS.
         (a) In General. Tenant shall keep the Premises, the Project, and the Property free from any liens arising out of work performed, materials furnished, or obligations incurred by or on behalf of Tenant. Tenant further covenants and agrees that should any mechanic's lien be filed against the Premises, the Project, or the Property for work claimed to have been done, or materials claimed to have been furnished to Tenant, said lien will be discharged by Tenant, by bond or otherwise, within five (5) days after the filing thereof, at the cost and expense of Tenant. Should Tenant fail to discharge any such lien, Landlord may, but shall not be obliged to, discharge said lien at Tenant's expense, without being responsible for investigating the validity thereof. This paragraph shall not mean that Tenant shall be liable to discharge liens for work performed by Landlord, but rather that Tenant shall be liable to discharge liens for work performed by Tenant.

14. MAINTENANCE AND REPAIRS.
         (a) Landlord's Obligation. Landlord shall keep in good condition and repair, the roof, foundations, exterior surfaces, facade [See Insert 3 (following page)] and structural aspects of bearing walls of the Premises and Common Areas of the Property. The cost of all maintenance and repairs made by Landlord shall be included in Expenses, pursuant to Section 6, unless such maintenance and repairs are caused in whole or in part by leasehold improvements to the Premises constructed by Tenant or at Tenant's direction, or by the act, neglect, fault, or omission of Tenant, its agents, servants, employees, or visitors, in which case, Tenant shall pay to Landlord upon demand the reasonable cost (or portion thereof equitably allocated to Tenant, in Landlord's best judgement) of such maintenance and repairs. Landlord shall not be liable for any failure to comply with its obligations to make any repairs or to perform any maintenance unless, as a consequence, the Premises becomes untenantable as set forth in Section 60, in which case, as Tenant's sole remedy, rent shall abate in accordance with Section 60. Except as provided in Section 20, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or inference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Project. Tenant irrevocably waives the right to make repairs at Landlord's expense under Section 1942 of the California Civil Code, or any other such law, statute, or ordinance now or hereafter in effect. See Insert 4 (following page).
         (b) Tenant's Obligations. Except as expressly provided in 14(a) above, Landlord shall not be obligated to make repairs, replacements, or additions of any kind upon the exterior or interior of the Premises or upon any trade fixture, equipment or personal property of Tenant. Except as provided in Section 14(a) above, Tenant shall maintain the Premises in good condition and repair at Tenant's sole expense, including, without limitation, maintenance, replacement, and repair of any doors, plate glass, heating, air conditioning, electrical and plumbing components within the Premises or walls, ceiling, or floor of the Premises, except for electrical or plumbing lines which service premises other than Tenant's. Tenant shall keep its fixtures and equipment in good order and in sanitary and safe condition and repair and in compliance with all governmental requirements and insurance requirements. Tenant shall at all times during the Term, maintain service and maintenance contract for the heating and air conditioning equipment serving the Premises, approved as to form and content by Landlord. If during the term, any modification, repair, alteration, or other change shall be required to be made in or to the Premises by any Code Requirement, ordinance, regulation, or law, or by and governmental authority, Tenant shall first request and obtain Landlord's written consent thereto and such modification or alteration shall then be made by Tenant at Tenant's sole expense. Subject to the provisions of Section 20, all damage and injury to the Premises or the Project caused by the act or negligence of Tenant, its employees, agents, or visitors, shall be promptly repaired by Tenant at its sole cost and expense, to the satisfaction of Landlord. Landlord shall have the right, but not the obligation, to make any repairs which are not promptly made by Tenant and charge Tenant for the cost thereof. All repairs Tenant is required to make hereunder shall be made strictly in accordance with any instructions therefor given by Landlord. Tenant shall upon the expiration or sooner termination of the Term surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof, and Tenant acknowledges that Landlord has made no representations respecting the condition of the Premises or the Project except as specifically set forth herein.

         (C) Life Safety Systems. If there now is or shall be installed in the Project a sprinkler system, heat, or smoke detection system or any other life-safety system, and any such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, contractors, visitors, or licensees, Tenant shall forthwith notify Landlord, and Landlord shall restore the same to good working condition at Tenant's expense. If the Insurance Services Office or any other similar body or any governmental authority having jurisdiction, requires or recommends that nay modifications, replacements, or additional equipment be made or supplied in or to any such system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the Premises, or if any such modifications, replacements, or additional equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for any such system in the insurance rate as fixed by said Office or by any insurance company, Landlord shall have the right, but not the obligation, to make and supply such modifications, replacements, or additional equipment at Tenant's sole cost and expense.

15. PROJECT SERVICES
         (a) Utilities. During the Term of this Lease, Tenant shall obtain and pay, before delinquency, all charges for water, gas, heat, electricity, power, telephone service, trash removal, sewer service, and sewer availability charges attributable to the Premises, and all other services or utilities used in connection with the Premises. Landlord may at its option require Tenant to install and operate separate meters, submeters or any other reasonable system for monitoring or estimating any services or utilities used exclusively by Tenant in connection with the Premises.
         (b) Limitations. Landlord shall not be liable for and Tenant shall not be entitled to and abatement of rent by reason of interruption of services or utilities to the Premises or failure of any of the foregoing whether caused by riot, strike, labor disputes, breakdowns, necessary repairs, breakage, accidents, the unavailability of natural or other energy resources, other causes beyond the Landlord's reasonable control, excepting Landlord's negligence in which event Tenant's remedy shall be limited to abatement of rent under the conditions set forth in Section 60 below. Tenant will not connect with electric current, except through existing electrical outlets in the Premises, or with water pipes, any apparatus or device which uses electric current or water. Landlord reserves the right to stop service of plumbing, HVAC, electrical, mechanical or other systems, when necessary to be made, until same shall have been completed, and shall further have no responsibility or liability for failure to supply service in such instance. Landlord shall not be deemed to have warranted the effectiveness of any particular security system which nay be utilized at the Premises. Nor shall Landlord be responsible for damage or injury to Tenant, its employees, invitees or others due to the failure, action, or inaction of any such security system.

*Landlord warrants that no personal property taxes for any individual tenant in the Shopping Center are included in Expenses & Taxes (paragraph 6 hereof). Landlord shall enforce the terms of this paragraph 8 in a non- discriminatory manner for all tenants in the Shopping Center.

        INSERTS FOR LEASE PARAGRAPHS ll(C), 12(B), 14(A) (PREVIOUS PAGE).
        -----------------------------------------------------------------



Insert 1 (for paragraph 11(c).
- - ------------------------------

   Tenant shall not be responsible for any non-compliance with laws by Landlord prior to the date of execution of the Lease. In addition, Tenant shall not be responsible for any structural work necessary for compliance with laws which become effective following the Commencement Date, unless necessitated as a result of Tenant's particular use and/or operation of the Premises in which event Tenant shall pay for the work.


Insert 2 (for paragraph 12(b).
- - ------------------------------

   At Landlord's option, at the end of the Term Tenant shall be required to return the Premises to Landlord in its condition on the date of execution of the Lease (normal wear and tear excluded); that is, if required by Landlord the interior of the Premises shall be returned in its "shell" condition and the exterior shall be returned to its condition at the date of execution of the Lease.


Insert 3 (for paragraph 14(a).
- - ------------------------------

   , electrical, plumbing and other systems which are necessary for the operation of Tenant's business at the Premises but not within the Premises or otherwise Tenant's obligation pursuant to paragraph 14(b) below.


Insert 4 (for paragraph 14(a).
- - ------------------------------

   In addition, if Landlord fails to repair or maintain an item (which is Landlord's responsibility to repair or maintain) and such item does not constitute an emergency situation as covered in paragraph 59 and affects only the Premises (and not any other portion of the Project), Tenant shall have the right to perform the repair or maintenance work if (and only if) Tenant gives Landlord written notice of the need for the repair or maintenance work and Landlord does not perform the repair or maintenance work within ten (10) days following the date Landlord receives Tenant"s notice; provided, however, if the subject repair or maintenance work cannot reasonably be performed within the subject ten-day (10-day) period, and Landlord is diligently pursuing the completion of the repair or maintenance work, then Tenant may not perform the repair or maintenance work. if Tenant makes a repair in accordance with the foregoing and Landlord does not dispute Tenant's right to so make the repair but does not reimburse Tenant therefor within ten (10) days following receipt of the invoice for the repair, Tenant may offset its rent by the amount of the repair (as reflected on the invoice received by Landlord). If Tenant makes a repair pursuant to this paragraph and Landlord disputes Tenant's right to so make the repair, the dispute shall be submitted to arbitration before a retired judge in accordance with the rules of the American Arbitrators Association; in that event, Tenant shall not have the right to offset as forestated until the dispute is resolved to the satisfaction of both parties. The losing party in such arbitration shall pay the costs of the arbitration.


================================================================================


(pki-inl)

16.      MANAGEMENT OF THE PROJECT.
         (a) Entry by Landlord. Landlord reserves the right to enter the Premises for any necessary purpose, including to examine, test or inspect the same; to supply any maintenance or service to be provided by Landlord; to exhibit the Premises to prospective purchasers, lenders, or tenants; to post notices of non-responsibility, to alter, improve, or repair the Premises; to install, use, relocate, repair, and replace pipes, ducts, conduits, wires, meters, and equipment for services above the ceiling surfaces, below the floors, within the walls, and through the Premises. Landlord shall use reasonable efforts to advise Tenant in advance of any Such entry, except in case of emergency.
         (b) Alterations in the Project. Landlord reserves the right to alter, improve, or repair any portion of the Project, including shoring the foundations, footings, and walls, by any reasonable means including such alterations to the Premises as Landlord may deem necessary or desirable for health, life safety, or other purposes. Landlord may, in order to carry out such purposes, erect scaffolding, props, or other mechanical devices where reasonably required by the character of the work to be performed. Landlord reserves the right to alter, improve or repair any portion of the Project, including shoring the foundations, footings and walls, by any reasonable means, including alterations to the Premises if required by law or reasonably necessary for health, life safety or other similar purposes. if any alteration, improvement or repair work is performed by Landlord pursuant to this paragraph 16(b) and, as a result thereof, Tenant is prevented from using more than 25% of the Premises, then Tenant shall be entitled to an abatement of rent for the duration of the period in which it is unable to use its Premises in an amount which is proportionate to the percentage of the Premises that Tenant is able to use.
         (C) Waiver of Claims. Tenant waives any claim for damages, injury, or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by exercise of Landlord's rights hereunder, except for Landlord's negligence or willful misconduct. Tenant acknowledges that if Tenant shall not personally be present to open and permit an entry into the Premises at a time when such entry by Landlord is necessary, Landlord may enter by use of a master key or forcibly, without any liability to Tenant except for any failure to exercise due care for Tenant's property. Under no circumstances shall Landlord's entry be construed or deemed to be a forcible or unlawful entry into, or detainer of the Premises.
         (d) Landlord shall operate and manage the Shopping Center in a first class manner consistent with the operations and management of other quality property operations in Southern California.

17.      INDEMNIFICATION AND WAIVER.
         (a) In General. Tenant hereby agrees to indemnify and hold Landlord harmless from any and all claims of damage or injury arising from Tenant's use of the Premises or the conduct of its business, or from any activity, work, or thing done, permitted or suffered by Tenant to be done in or about the Project and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any act, neglect, fault, or omission of Tenant, or of its agents, employees, visitors, invitees, or licensees, and from all costs, attorneys fees, expenses, and liabilities incurred by reason of any such claim or any action or proceeding brought by reason thereof. In the event that any action or proceeding is brought against Landlord by reason of such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to Tenant's property or injury to Tenant's employees, agents, visitors, invitees, and licensees in or about the Project, and Tenant hereby waives all claims in respect thereof, from any cause whatsoever, against Landlord, except claims for personal injury which are caused by the failure of Landlord to observe any of the terms and conditions of this Lease for an unreasonable period of time after written notice thereof or by the gross neglect or fault of Landlord. Neither party shall be liable to the other for any damage to person or property, or loss of property in or about the Project, by or from explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project, the roof, street or sub-surface, from pipes, appliances or plumbing apparatus, or resulting from dampness or any other patent or latent condition whatsoever, or from any unauthorized entry or criminal acts of third parties, whether or not caused by the lack of or a breakdown, malfunction, or insufficiency of any security measures, practices, or equipment provided by Landlord or Tenant. Landlord shall not be liable to Tenant for interference with light, view, or other incorporeal hereditaments. Tenant hereby agrees that in no event shall Landlord be liable for consequential damages, including injury to Tenant's business or any loss of income therefrom. Nor shall Landlord be liable to Tenant for any damages caused by the act or neglect of any other tenant in the Project.

18. INSURANCE.
         (a) Tenant's Property Damage Insurance. At all times during the Term, Tenant shall maintain in effect policies of property damage insurance in an amount not less than one hundred percent (100%) of actual replacement cost as shall be determined from time to time during the Term, covering (I) all leasehold improvements (including any alterations, additions, or improvements as may be made thereto) in which Tenant has an insurable interest and (ii)trade fixtures, merchandise, and other personal property in or about the Premises, providing protection against any peril included with in the classification "Fire and Extended Coverage" together with insurance against plate glass damage, sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under 18(a)(I) shall be paid to Landlord and the proceeds under 18(a) (II) shall be paid to Tenant.
         (b) Tenant's Liability Insurance. Tenant shall, at all times during the Term at its sole expense, procure and continue in force comprehensive general liability insurance for bodily Injury and property damage, operations hazards, contractual liability, and owner's protective coverage, adequate to protect Landlord against liability for injury to or death of any person, arising in connection with the construction of improvements in the Premises or the use, operation or condition of the Premises. Such insurance shall be in an amount not less than a combined single limit of Three Million Dollars ($3,000,000.00).
         (C) Requirements. All Insurance required to be carried by Tenant hereunder shall be in a form satisfactory to Landlord and Landlord's lenders, if any, and issued by insurance companies qualified to do business in the State of California reasonably acceptable to Landlord. Each policy shall name Landlord, and at Landlord's request, any lender of Landlord, as an additional insured, as their respective interests may appear. Copies of all policies or certificates evidencing the existence and amounts of such insurance shall be delivered to Landlord by Tenant least tn (10) days prior to Tenant's occupancy of the Premises for any purpose. No such policy shall be cancelable and no material change in coverage may be made except after thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least thirty (30) days prior to the expiration thereof. Tenant agrees that if Tenant does not obtain and maintain such insurance, Landlord may, but shall not be required to, procure said insurance on Tenant's behalf and charge Tenant the actual premiums, plus a ten percent (10%) handling charge payable upon demand.

Tenant shall have the right to provide such insurance pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease and include endorsements naming Landlord and its lenders as additional insureds.
         (d) Additional Coverage. At Landlord's election, from time to time during the term, Tenant and Landlord shall agree in writing on the full replacement cost of the leasehold improvements. If, in the opinion of Landlord or Landlord's lenders, the amount or type of public liability and property damage coverage, or any other amount or type of insurance [See Insert 5 (following page)] at that time is not adequate or not provided for herein, Tenant shall acquire or increase the coverage as required by Landlord.
         (e) Landlord's Insurance. At all times during the Term, Landlord shall maintain in effect a policy or policies of property damage insurance covering the Project in such amounts and with such deductibles as Landlord considers appropriate. At Landlord's option, Landlord may purchase endorsements for flood, earthquake, theft, and collapse and any other form of coverage Landlord may determine is advisable. Landlord may provide any such insurance coverage pursuant to blanket policies. If Tenant vacates the Premises or any portion thereof during the Term and Landlord's cost for property damage insurance is increased as a consequence, Tenant shall reimburse Landlord, upon demand, for the full amount of such additional cost. See Insert 6 (following page).

19. WAIVERS OF SUBROGATION.
         (a) In General. All policies covering real or personal property which either party obtains affecting the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if same are obtainable without unreasonable cost. Each of the parties hereby waives any and all rights to recovery against the other or against any other tenant or occupant of the Project, or against the officers, shareholders, employees, agents, representatives, customers, and business visitors of such other party or of such other tenant or occupant of the Project, for loss or damage to person or property or the property of others under its control, arising from any cause insured against under the standard form of property damage insurance policy with all permissible extensions and endorsements covering extended perils or under any other policy of insurance carried by such waiving party in lieu thereof.

20. DAMAGE OR DESTRUCTION.
         (a) Obligation to Repair. In the event of damage to or destruction of the Project or the Premises, Landlord shall be responsible for repairing such damage and restoring the Project or the Premises except as hereinafter provided.
         (b) Insured Peril. In the event the Premises or the Project are damaged by any peril Landlord has (or is required hereunder to have) insured against under the terms of this Lease and: (1) the destruction of the Project is total [See Insert 7 (following page)] or (2) in the event of partial damage, (I) the damage cannot, in Landlord's opinion, be repaired within three hundred sixty
(360) days of commencement of repair or without payment for overtime or other premiums; or (iii) the damage cannot be repaired unless the Project is restored in a substantially different structural or architectural form than existed before the damage and destruction, Landlord shall have no obligation to repair.
         In the event of total destruction or partial destruction from an insured peril, which Landlord is not obligated to repair, Landlord shall have the option to either terminate this Lease or to repair or restore the Project subject to the notice provisions stated below. See insert 8 (following page).
         (C) Uninsured Peril. In the event the Premises or the Project are damaged by any cause other than a peril Landlord has insured against under the terms of this Lease and (1) the destruction of the Project is total [See Insert 7 (following page)] or (2) in the event of partial damage, (I) the damage cannot, in Landlord's opinion, be repaired within three hundred sixty (360) days of commencement of repair or restoration without payment for overtime or other premium;(ii)the estimated cost of repair or restoration exceeds five percent (5%) of the full replacement cost of the Project; or (iii) the damage cannot be repaired unless the Project is restored in a substantially different structural or architectural form than existed before the damage and destruction, Landlord shall have no obligation to repair.

     INSERTS FOR LEASE PARAGRAPHS 18(D), 18(E), AND 20(B) (PREVIOUS PAGE).
     ---------------------------------------------------------------------



Insert 5 (for paragraph 18(d).
- - ------------------------------

         (as long as not materially in excess of or different from what comparable tenants in comparable projects are required to carry)


Insert 6 (for paragraph 18(e).
- - ------------------------------

         Landlord shall maintain: (I) property damage insurance covering the full replacement cost of the Building, and (ii) twelve-month rental loss insurance.


Insert 7 (for paragraph 20(b).
- - ------------------------------

         and Landlord does not intend to rebuild the Project


Insert 8 (for paragraph 20(b).
- - ------------------------------

         In the event the damage or destruction will take over 360 days to repair and restore, in addition to any rights of Landlord to terminate this Lease as provided herein, Tenant shall also have the right to terminate this Lease by giving Landlord written notice of Tenant's election to terminate within ten (10) days following notice from Landlord that the repair and restoration period will exceed 360 days, which notice shall be delivered as soon as reasonably possible but in no event later than ninety (90) days after the applicable damage or destruction.


================================================================================



(pki-in2)

         In the event of total destruction of the Project or partial destruction from an uninsured peril, which Landlord is not obligated to repair, Landlord shall have the option to either terminate this Lease or to repair or restore the Premises or the portion of the Project in which the Premises are located, subject to the notice provisions stated below.
         (d) Notice of Termination. In the event that Landlord elects to terminate this Lease, Landlord shall give notice to Tenant within ninety (90) days after the occurrence of such damage, terminating this Lease as of the date specified in such notice, which date shall not be less than thirty (30) nor more than sixty (60) days after the giving of such notice. In the event such notice is given, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date specified in the notice, and the rent(abated in accordance with the provisions of this Section) shall be paid up to the date of termination. Landlord shall refund to Tenant the rent paid in advance for any period of time subsequent to such date. Any such termination of the Lease shall not operate to relieve Tenant of monetary obligations which have accrued and are then unpaid by Tenant.
         (a) Rent Abatement. Unless the damage or destruction is caused by the negligence of Tenant, or its employees or agents, in the event Landlord repairs or restores as herein provided, the rental to be paid under this Lease shall be abated proportionately to the square footage of Tenant's Premises that has been impaired from the date of such partial destruction of all or part of the Project or of the Premises until Tenant's ability to use such portion of the Premises is restored. Except for abatement of rent, Tenant shall not be entitled to any compensation or damages from Landlord of the whole or a part of said Premises or for any inconvenience or annoyance occasioned by any such damage, repair or restoration. See Insert 9.
         (f) Delay. Notwithstanding any destruction or damage to the Premises, the Project, or its Common Areas, Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Section. Notwithstanding anything to the contrary contained in this Section, should Landlord be delayed or prevented from repairing or restoring said damage for one (1) year after the occurrence of such damage or destruction, by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond Landlord's control, Landlord and Tenant shall each have the right to terminate this Lease, effective upon thirty (30) days prior written notice, so long as the Premises shall still not have been substantially repaired or restored.

         (g) Landlord Does Not Insure Tenant's Property. It is hereby acknowledged that if Landlord is obligated to, or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Premises which were originally provided at Landlord's expense. The repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant and at Tenant's expense. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture, furnishings, trade fixtures, equipment or other personal property, and that Landlord shall not be obligated to repair or replace same.
         (b) No Obligation To Repair. Notwithstanding anything to the contrary contained in this Section, Landlord shall have no obligation whatsoever to repair or restore the Premises when the cost to repair damage resulting from any casualty exceeds one month's Base Rent and occurs during the last twelve (12) months of the Term, or any extension thereof, unless Tenant shall elect to exercise any option which it may have to extend the Term. Landlord shall give Tenant notice of such intent not to repair within thirty (30) days after the damage or destruction and the Lease shall terminate as of the date of termination set forth in such notice unless Tenant exercises said option within fifteen (15) days after receipt of Landlord's notice. See Insert 10.

         (I) Waiver. The provisions of Section 1932, Subsection 2 and Section 1933, Subsection 4 of the California Civil Code, including any amendments thereto and any other law which may hereinafter be in force during the Term which authorizes termination of the Lease upon partial or complete destruction of the Premises are hereby waived by Tenant.

21.       EMINENT DOMAIN.
         (a) In General. If the whole of the Premises shall be taken, or such part thereof shall be taken as shall substantially interfere with Tenant's use and occupancy of the remainder, under power of eminent domain, or sold, transferred, or conveyed in lieu thereof, either Tenant or Landlord may terminate this Lease as of the date of such condemnation or as of the date possession is taken by the condemning authority, whichever date occurs later. If any part of the Project other than the Premises, shall be so taken, sold, transferred or conveyed in lieu thereof, Landlord shall have the right, at its option, to terminate this Lease as of the date of such condemnation or as of the date possession is taken by the condemning authority. Landlord and Tenant shall each be entitled to prosecute their own claims for damages insofar as possible; provided, however, no award for any partial or total taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and removable by Tenant at the expiration of the Term, or for relocation expenses recoverable against the condemning authority or for loss of goodwill of Tenant's business. In the event of a partial taking, or a sale, transfer, or conveyance in lieu thereof, which does not result in a termination of this Lease, Landlord shall, to the extent of any funds received from the condemning authority for repair or restoration, restore the Premises substantially to their concretion prior to such partial taking and, thereafter, rent shall be abated in the proportion which the square footage of the part of the Premises so made unusable bears to the Area of the Premises immediately prior to the taking. No temporary taking for a period of one hundred eighty
(180) days or less, of a part of the Premises or of the Project shall give Tenant any right to terminate this Lease or to any abatement of rent.

22.      DEFAULT.
         (a) Covenants and Conditions. Performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions contained in this Lease and the strict performance of each shall be a condition precedent to Tenant's right to remain in possession of the Premises or to have this Lease continue in effect.
         (b) Events of Default. Any of the following events shall constitute a default under this Lease by Tenant:
                  (1) Failure by Tenant to make any payment of Base Rent, Additional Rent, Percentage Rent, or other payment required by this Lease within five (5) days following notice to Tenant. The notice required by this subsection is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement; (if not cured within the period provided in section 23(a)).
                  (2) The vacating (except as may be necessary to facilitate the reoccupancy of the Premises for a permitted use pursuant to an authorized assignment or sublease), or the abandoning of the Premises (including Tenant's absence from the Premises for more than five (5) days);

                  (3) Except as expressly permitted under this Lease, any attempted conveyance, assignment, mortgage or sublease of this Lease; (if not cured within the period provided in section 23(a)).
                  (4) The making by Tenant of a general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy and the failure of Tenant or Tenant's trustee-in- bankruptcy to assume this Lease within sixty (60) days after the date of the filing of the petition, (or within such additional time as the court may fix for cause within such sixty (60) day period), or the rejection of this Lease by Tenant or the trustee during such sixty (60) day period; or if this Lease is assumed, then the failure of Tenant or the trustee to comply with the provisions of this Lease respecting assignment; the taking of any action at the corporate level by Tenant to authorize the filing of a petition-in-bankruptcy on behalf of Tenant. If a court of competent jurisdiction determines that any of the acts described in this subsection is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant retains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as rent, the difference between the rent and consideration paid in connection with such assignment or sublease and the rent payable by Tenant hereunder;
                  (5) The attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days;
                  (6) The failure by Tenant to observe or perform any covenant, condition, or provision in this Lease, including the Rules and Regulations, not already specifically mentioned in this Section, where such failure is material and continues for 10 (ten) business days after written notice from Landlord notifying Tenant of such failure; provided, however, that if the nature of Tenant's failure is such that more than 10 (ten) business days are reasonably required for its cure, then Tenant shall not be in default if it begins such cure within the 10 (ten) day Period and thereafter diligently prosecutes such cure to completion. The notice required by this subsection is intended to satisfy any and all notice requirements imposed by law and is not in addition to any such requirement;
                  (7) If any guarantor of Tenant's obligations hereunder ("Guarantor") shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law, or if any proceedings are filed by or against such Guarantor under the United States Bankruptcy Code, or if a receiver or a trustee of the property of such Guarantor shall be appointed under California law by reason of the Guarantor's insolvency or inability to pay its debts as they become due or otherwise; or if any assignment shall be made of the Guarantor's property for the benefit of creditors under California law and Tenant fails to substitute an individual in place of Guarantor, acceptable to Landlord, who is at least as creditworthy as Guarantor and who in Landlord's opinion has the financial strength and stability to guaranty the obligations under this Lease to be performed by Tenant; and
                  (8) If any financial statement or any written representation given to Landlord by Tenant or any successor of Tenant or any guarantor of this Lease proves to be false or misleading in any material respect.
         (C) Landlord's Rights Upon Tenant's Default. Upon the occurrence of any default by Tenant, Landlord shall have the following rights and remedies at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default.

         INSERTS FOR LEASE PARAGRAPHS 20(E) AND 20(H) (PREVIOUS-PAGE).
         -------------------------------------------------------------




Insert 9 (for paragraph 20(e).
- - ------------------------------

         Notwithstanding the foregoing, if the damage or destruction is due to the negligence of Tenant or its employees or agents and Landlord collects rental loss proceeds for Tenant's Premises, Landlord shall give Tenant a rental abatement as set forth below (but in no event in an amount greater than the rental loss proceeds received by Landlord for the Premises). Further, in the event damage or destruction is due to the negligence of Tenant or its employees or agents, Landlord shall make a good faith claim for rental loss insurance but shall have no duty to appeal or further pursue any denial of such claim.

         In the event there is only partial damage to the Premises but Tenant alleges it is prohibited from using the whole of the Premises by the partial damage, Landlord shall make a good faith claim for full rental abatement proceeds on the basis thereof and give the full benefit of such proceeds to Tenant; provided, if Landlord does not receive full rental loss proceeds in respect of the partial damage, Landlord shall have no duty to give Tenant full rental abatement, but in no event will Tenant be entitled to less than the prorata rental abatement except as set forth above..

Insert 10 (for paragraph 20(h).
- - -------------------------------

         If the Lease is not terminated by Landlord pursuant to the foregoing, Tenant shall have the right to terminate the Lease if there shall be less than six (6) months remaining in the Term following the date of completion of Landlord's repair of the damage and destruction. Notice of Tenant's election to terminate shall be given to Landlord in writing within ten (10) days following the date Landlord gives Tenant notice of the estimated completion date for Landlord's repairs.


================================================================================
(pki-in3)

         (1) Termination of Lease. Landlord may declare this Lease ended and terminated, re-enter the Premises, remove and eject all persons therefrom, take possession of the Premises, and use the Premises together with all additions, alterations, and improvements and Tenant shall have no further claim thereto. In the event Landlord elects to terminate the Lease, Landlord shall be entitled to all of the rights and remedies available to Landlord under Section 1951.2 of the California Civil Code, which Section is incorporated herein by this reference as though set forth in full. In computing Landlord's damages pursuant to Sections 1951.2, the "worth at the time of award" shall be computed by allowing interest at the Prime Rate then in effect plus three (3) percentage points. The amount of damages which Landlord may recover in the event of such termination shall include the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, computed in accordance with Section 1951.2(b), plus reasonable attorneys" fees and other damages caused by Tenant's failure to perform the obligations under this Lease.
         (2) Continuation of Lease. Pursuant to Section 1951.4 of the California Civil Code, even though Tenant has breached the Lease and abandoned the Premises, at Landlord's option the Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all of its rights and remedies hereunder, including the right to recover rent as it comes due under this Lease. In such event Landlord will permit Tenant to sublet the Premises or to assign its interest in the Lease, or both, with the consent of Landlord, which consent will not be unreasonably withheld provided the proposed assignee or sublessee is reasonably satisfactory to Landlord as to credit, business experience and reputation and will occupy the Premises for the same purposes as specified herein, and such tenancy is not inconsistent with Landlord's commitments to other tenants in the Project. For purposes of this subsection, the following shall not constitute a Termination of Tenant's right to possession: (I) acts of maintenance or preservation or efforts to relet the Premises; or (ii) the appointment of a receiver at the initiative of Landlord to protect Landlord's interest. In the event Landlord elects its rights and remedies under Section 1951.4, Landlord may relet the Premises, or any part thereof, for the account of Tenant for the remainder of the Lease Term, at such rental, and upon such other provisions as Landlord, in its sole discretion, may deem advisable. Landlord shall have the right, in reletting the Premises, to make reasonable alterations and repairs to the Premises, at Tenant's expense. In the event of any such reletting, Tenant shall pay to Landlord any unpaid Rent and other amounts payable hereunder to the date of such reletting, and shall also pay upon demand all of the costs and expenses of reentry, alterations,, repairs, and reletting, including, but not limited to, attorneys" fees and leasing commissions. Thereafter, upon the first day of each calendar month during the remainder of the Lease Tern, Tenant shall pay to Landlord an amount equal to the excess, if any, of the Base Rent and Additional Rent over the amount received by Landlord. In the event Landlord, upon such reletting, receives amounts in excess of the Rent owed hereunder, such excess shall be held by Landlord and applied in payment of future Rent, as the same may become due and payable hereunder, or applied to other obligations due to Landlord from Tenant.
         (d) Election of Remedy. Even though Landlord may have reentered the Premises without declaring this Lease ended and terminated, Landlord may thereafter elect to terminate this Lease and all of the rights of Tenant in and to the Premises. The various rights, options, elections, powers and remedies reserved to Landlord herein shall be cumulative and, except is otherwise provided by statute, Landlord may pursue any or all such rights and remedies, whether at the same time or otherwise, and no single fight shall be deemed to be exclusive of any others or of any right or priority allowed by law or in equity, No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of any such light or remedy or waiver of any default by Tenant. In addition to the foregoing, Landlord may exercise any other remedy now or hereafter available to a landlord against a defaulting tenant under the laws of the State of California.
         (e) Personal Properly. In the event of default, all of Tenant's fixtures, furniture, equipment, improvements, additions, alterations and other personal property shall remain on the Premises, and Landlord shall have the right to remove and store such property at Tenant's sole cost and expense, or take exclusive possession of same and to use same, free of charge, until all defaults are cured, or at its option, to require Tenant to forthwith remove same.
         (f) Waiver. In the event of the exercise by Landlord of any one or more of its rights and remedies under this Section, Tenant hereby expressly waives any and all rights of redemption or relief from forfeiture under California Code of Civil Procedure Section 1174 or 1179, or granted by or under any present or future laws, and further releases Landlord, from any and all claims, demands, and liabilities by reason of such exercise by Landlord.

         (g) Landlord's Cure of Tenant's Default. If at any time during the Lease Term, Tenant fails, refuses or neglects to perform any of its obligations under this Lease and such failure is not cured within the applicable cure period, Landlord shall have the right, but shall not be required, to perform such at the expense and for the account of Tenant. The amount of any monies so expended or obligations so incurred by Landlord, together with interest thereon at the maximum rate permitted by law, shall be repaid to Landlord within five
(5) days of Tenant's receipt of Landlord's statement.
         (h) Late Charges. Tenant hereby acknowledges that late payment by Tenant of rent and other charges due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing fees, attorneys fees, bookkeeping and accounting charges, and late fees which may be imposed on Landlord under the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other charges due from Tenant is not received by Landlord within five (5) days after notice that such amount is due, then, at Landlord's election and upon Landlord's demand, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount, and in such event the parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of the late payment by Tenant. No late charge may be imposed more than once for the same late rental payment. Acceptance of such late charge by Landlord shall not constitute a waiver of Tenant's default with respect to any unpaid amount, nor prevent Landlord from exercising any other right or remedy granted to it hereunder.

23.      ASSIGNMENT AND SUBLETTING.
         (a) Restriction. Tenant acknowledges that this Lease grants only a personal right to Tenant to use and occupy the Premises. No portion of the Premises or of Tenant's interest in this Lease may transferred to any other person or entity, whether by assignment, sublease, mortgage, pledge, or operation of law without first obtaining the written consent of Landlord in accordance with this Section. Any attempted transfer without consent shall be void, if not cured within thirty (30) days, shall constitute breach of this Lease.
        (b) No Release of Tenant. No transfer permitted by this Section shall release Tenant or change Tenant's primary liability to pay Rent and to perform all other obligations of Tenant under this

Lease (including for any extended term of this Lease, pursuant to an option herein, exercised by assignees or sublessee) Landlord's acceptance of Rent from any other person is not a waiver of any provision of this Section. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing its remedies against the transferee.
         (C) Right to Transfer with Landlord's Consent. Tenant's request for Landlord's consent to any transfer described in Section 23(a) shall be made in writing at least thirty (30) days prior to the proposed effective date of the transfer. The request shall be accompanied by a written statement setting forth the details of the proposed transfer, including the exact nature of the business, and business experience and reputation of the proposed transferee, documentation of the creditworthiness and financial condition of the proposed transferee, including current, complete, and accurate audited or certified financial statements for the transferee's two most recent fiscal years, the terms and conditions of the proposed transfer, including the rent and any other consideration to be paid to Tenant, and any other information Landlord reasonably requests. Landlord shall have thirty (30) days after receipt of the information specified above, to consent or disapprove of the transfer.
         (d) Conditions of Consent. Tenant acknowledges that Tenant's intended use of the Premises as well as Tenant's business expertise, reputation, financial strength, and background, and planned future business operations are of a special and unique value to Landlord and are an important and valuable part of the balanced and unique tenant mix which Landlord has attempted to establish within the Project and these facts constitute material consideration to Landlord for this Lease. Tenant acknowledges that consideration of such facts are valid and commercially reasonable grounds for the exercise of Landlord's right to withhold consent to any proposed transfer of this lease. It shall not be deemed unreasonable for Landlord to withhold consent to a transfer if the proposed transferee is not reasonably creditworthy, is not experienced and well reputed in the business for which the premises are to be used, intends to use the Premises for purposes other than the use specified in this Lease, or for purposes which are inconsistent with Landlord's commitments to other tenants or the general character of business carried on by tenants of the Project or which could have an adverse impact on the Project. Tenant acknowledges that such conditions are reasonable and appropriate to protect Landlord's legitimate interests and reserved rights.
         (a) Documents. Prior to the commencement date of any transfer, Landlord shall be furnished with a copy of a fully executed sublease or assignment agreement, and Tenant's written certification of the sums contributed by Tenant, if any, for leasehold improvements in connection with assignment, and any other out-of-pocket concessions furnished to such transferee by Tenant. If there in a change of controlling person(s) as a result of
         (f) Fee. Any notice by Tenant to Landlord pursuant to this Section, of a proposed transfer, shall be accompanied by a payment of $500.00 as a non-refundable fee for Landlord's time in the processing of Tenant's request for consent. In addition to this fee, Tenant shall reimburse Landlord for reasonable attorney's fees incurred by Landlord in connection with the preparation of any required documents.
         (g) Joint and Several Liability. Each transferee shall be deemed to have assumed this Lease and shall be liable jointly and severally with Tenant for the performance of all Lease provisions on Tenant's part be performed. No transfer shall be binding on Landlord unless the transferee shall deliver to LanDlord a recordable, written covenant of assumption of all the obligations of Tenant undar the Lease in form and substance satisfactory to Lanclord, but the failure or refusal of the transferee to execute such coveant of assumption shall not release or discharge the transferee from its joint and several liability with Tenant for the paymant of rent and performance of all oblegations to be performed on Tenant's part under this Lease. A transferee who does comply with this requirement shall have no interest in the Security Deposit. A transferee who does shall automabcally succeed to Tonant's interest in the Security Deposit and Landlord shall have the right to refund the same to the transferee at any time with no liability to Tenant.
         (h) Transfer of Partnership Interest. If Tenant is partnership, a transfer of any interest or withdrawal of a general partner from the partnership, or the dissolution of the partnership, shall be deemed to be an assignment of this Lease.
         (i) Transfer of Stock. If Tenant is a corporation, and if there is a change of controlling person(s) as a result of any dissolution, merger, consolidation, or other reorganization of Tenant or sale or other transfer of a percentage of capital stock of Tenant or the sale or other transfer of substantially all of the assets of Tenant, such event shall be deemed to be an assignment of this Lease.
         (j) Rents and Consideration from Transfers. As a condition to Landlord's consent to any transfer, Landlord shall be entitled to receive and Tenant shall pay to Landlord as additionnl rent, within five (5) business days following receipt of such sums (i) the amount by which the rent payable by the transferee exceeds Rent otherwise payable by Tenant to Landlord under this Lease plus (ii) all other consideration, no matter how denominated, payable for the transfer of this Lease, including, but not limited to, excess security deposit. The term 'consideration' shall mean and include money, services, property or any other thing of value. See Addendum Paragraph 53.
         (k)      Assignment as a Result of Tonant's Bankruptcy.
                  (1) Assumption of Lease. In the event that Tenant shall file a petition, or an order for relief is entered against the Tenant, under Chapters 7, 9, 11, or 13 of the Bankruptcy Code (11 USC Section 101 et seq.) (the "Bankruptcy Code"), and the trustee of Tenant or debtor-in-possession shall elect to assume this Lease for the purpose of assigning same, such assumption and/or assignment may only be made if all of the terms and conditions of subsections (2) and (3) hereof are satisfied. If truste/debtor-in-possession shall fail to elect to assume this Lease within sixty (60) days after such trustee of Tenant shall have been appointed, or the date of filing of the petition, as the case may be, this Lease shall be deemed to have been rejected. Landlord shall thereupon immediately be entitled to possession of the Premises without further obligation to the Tenant or Tenant's trustee in bankruptcy, and this Lease shall be cancelled, but Landlord's right to be compensated for damages in such bankruptcy shall survive such cancellation.
                  (2) Assumption Requirements. No election to assume this Lease shall be effective unless in writing and addressed to Landlord and unless, in the Landlord's business judgment, all of the conditions set forth in subsections
(a)-(e) inclusive, which Landlord and Tonant acknowledge to be commercially reasonable, have been satisfied.
                 (a) Adequate Assurance From Trustee/Debtor-in-  Possession. The
trustee/debtor-in-possession has cured or has provided Landlord "adequate assurance" (as defined hereunder) that:
                     (i) within ten (10) days from the date of such  assumption, the trustee/debtor-in-possession will cure all monetary defaults under this Lease; and
                     (ii)  within  thirty  (30)  days  from  the  date  of  such assumption, the trustee/debtor-in-possession will cure all nonmonetary defaults under this Lease.
                 (b)   Reimbursement   of   Landford's   Pecuniary   Loss.   The
trustee/debtor-in-possession has compensated, or has provided to Landlord adequate assurance within ten (10) days from the date of assumption that Landlord will be compensated, for any pecuniary loss incurred by Landlord arising from the default of the Tenant, the trustee, or the debtor-in-possession, as recited in Landlord's written statement of pecuniary loss sent to the trustee/debtor-in- possession;
                 (c)   Adequate   Assurance   of   Future    Performance.    The
trustee/debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant's obligations under the Lease, and:
                     (i) the  trustee/debtor-in-possession  shall  also  deposit with Landlord, as security for the timely payment of rent, an amount equal to three (3) months' of the then current Base Rent and other monetary charges
accruing  under  this  Lease;   and
                     (ii)     the      obligations      imposed     upon     the
trustee/debtor-in-possession shall continue with respect to Tenant after the completion of bankruptcy proceedings.
                 (d)  Landlord's   Determination  of  No  Adverse  Consequences.
Landlord has determined that the assumption of the Lease will not:
                     (i)  breach and  provision  in any other  lease,  mortgage, financing agreement or other agreement by which Landlord is bound relating to the Project; or
                     (ii) disrupt,  in Landiord's  judgment,  the reputation and profitability of the Project.
                 (e)  Definition  of Adequate  Assurance.  For  purposes of this
Section 23 "adequate assurance" shall mean:
                     (i)     Landlord      shall      determine     that     the
trustee/debtor-in-possession   has  and  will   continue   to  have   sufficient
unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the trustee/debtor-in-trustee/debtor-in-possession will have sufficient funds to fulfill the obligations of Tenant under this Lease; and
                     (ii)  an  order   shall  have  been   entered   segregating
sufficient cash payable to Landiord and/or there shall have been granted a valid and perfected first (1st) lien and security interest in property of the Tenant, trustee or debtor-in- possession, acceptable to Landlord as to value and kind, to secure to Landlord the obligation of the Tenant to cure the monetary and/or nonmonetaty defaults under this Lease, with the time periods set forth above.
         (3) Landlord's Acknowledgment of Adequate Assurance. If the trustee/debtor-in-possession has assumad the Lease pursuant to the terms and provisions of subsections (1) and (2) herein, for the purpose of assigning (or election to assign) the Tenant's interest under this Lease or the estate created hereby, to any other person, such interest or estate may be so assigned only if Landlord shall acknowledge in writing that the intended assignee has provided "adequate assurance" (as defined in this subsection (3) of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. For purposes of this subsection (3), adequate assurance of future performance shall mean that Landlord shall have ascertained that each of the following conditions has been satisfied.

                  (a) Assignee's Net Worth. The assignee has submitted a current financial statement audited by a Certified Public Acoountant which shows a net worth and working capitil in amounts determined to be sufficient by Landlord to assure the future performance by such assignee of the Tenant's obligations under this Lease;
                  (b) Guarantors of Assignee's Performance. If requested by Landlord, the assiginee shall have obtained guarantees in form and substance safisfactory to Landlord from one (1) or more persons who satisfy Landlord's standards of creditworthiness;
                  (c) Consent by Landlord's Mortgagees/Lenders. Landlord has obtained all consents or waivers from any third (3rd) party required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to enable Landlord to permit such assignment;
                  (d) Assignee's Security Deposit. The assignee has deposited an adequate security deposit with Landlord; and
                  (e) Assignee's Intended Use of Premises. The assignee has demonstrated that its intended use of the Premises is consistent with the forms of this Lease and will not diminish the reputation of the Project, violate any "exclusive" which has been granted to another tenant in the Project or cause any governmental authority to revoke its consent to the Premises being used as set forth in Section 11 of this Lease.
         (4) Use and Occupancy Charges. When pursuant to the Bankruptcy Code, the trustee/debtor-in-possession shall be obligated to pay reasonable use and occupancy charges for the use of the Premises or any portion thereof, such charges shall not be less then the then current Base Rent as defined in this Lease and other monetary obligations of Tenant.
         (5) No Transfer of Tenant's Interest by Operation of Law. Neither Tenant's interest in the Lease, nor any lessor interest of Tenant herein, nor any estate of Tenant hereby created, shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of the law under the laws of any state having jurisdiction of the person or property of the Tenant unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive the need to obtain Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.
         (6) Confirmation of Assumption of Lease Obligations. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on or after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.
    (1) Tenant's Acknowledgement of Lease Transfer Restrictions. Tenant expressly acknowledges that the limitations and restrictions on its right to assign this Lease or to sublet the Premises, as set forth in this Section 23, are a part of the economic terms of this Lease that were expressly for at the time this Lease was entered into by Landlord and Tenant.

24.       RENT AND OTHER CHARGES.
         (a) Rent, Additional Rent, Percentage Rent, and any other amounts which Tenant is or becomes obligated to pay Landlord under this Lease or othor agreement entered in connection herewith shall be deemed to be "Rent", and all remedies applicable to the non-payment of Rent shall be applicable thereto. All sums required to be paid pursuant to the provisions of this Lease shall be paid in lawful currency of the United States of America and may be paid by check;
provided, however, that if Tenant's check should for any reason fail to clear the bank and is returned unpaid to Landlord, thereaftor, for the balance of the Term, at Lanclord's option, Tenant may be required to pay Rent by cashier's check, certified check or cash.

25.      SUBORDINATION.
         (a) In General. This Lease is subject and subordinate to all ground or underlying leases, mortgages, and deeds of trust which now affect the Premises and the real property of which it is a part, and to all renewals, modifications, consolidations, replacements, and extensions thereof. If the lessor under any such lease or the holder of any such mortgage or deed of trust shall advise Landlord that they desire this Lease to be prior and superior thereto, or that they desire a collateral assignment to them of this Lease, upon written request of Lanclord to Tenant, Tenant agrees promptly to execute, acknowledge, and deliver any and all documents or instruments which Landlord or such lessor or holder deems reasonably necessary. Lanclord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises and the real property of which it is a part, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provsions thereof. Tenant agrees, within ten
(10) days after Landiord's written request, to execute, acknowledge, and deliver any and all documents or instruments requested by Landlord that are necessary or proper to assure the o ubordinadeed of trust, ore to any such mortgage, leasehold estate; provided, however, that the foregoing provisions with respect to such election of subordination by Landlord shall not be effective unless the owner or holder of any such mortgage, deed of trust, or the lessor under any such leasehold estate shall execute with Tenant a nondisturbance agreement under which such owner, holder. or lessor shall agree, in the event of termination of such leasehold estate or upon the foreclosure of any such mortgage or deed of trust, that Tenant's quiet enjoyment of the Premises will not be disturbed so long as Tenant pays rent and observes and performs all of the provisions of this Lease to be observed and performed by Tenant. Notwithstanding anything to the contrary set forth in this Section, Tenant hereby attorns subject to the nondistrubance agreement and agrees, upon request, to attorn to any person, firm, or corporation purchasing or otherwise acquiring the Project and the real property of which it is a part, at any sale or other proceeding or pursuant to the exercise of any other rights, powers, or remedies under any such mortgage, or deed of trust, or ground or underlying lease, as if such person, firm, or corporation had been named as Landlord herein, it being intended hereby that if this Lease is terminated, cut-off, or otherwise defeated by reason of any action by the owner or holder of any such mortgage or deed of trust or the lessor under any such leasehold estate, then, at the option of any such person, firm, or corporation so purchasing or otherwise acquiring the Project and the real property of which it is a part, this Lease shall confinue in full force and effect. If Tenant fails to timely exectute any document provided for herein, Tenant hereby appoints Lanolord its attorney-in-fact, irrevocably, to execute and deliver any such documents called for herein for and in the name of Tenant; such power, being coupled with an interest, being irrevocable. See Addendum Paragraph 56.

26.      ESTOPPEL CERTIFICATES AND FINANIAL STATEMENTS.
         (a) Estoppel Certifcates. Upon writtten reasonable request (such as in the case of a sale or refinancing of the Project or a portion thereof) from the other party, Landlord or Tenant (as the case maybe) shall execute, acknowledge, and deliver to *** written statement certifying information regarding this Lease including that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the amount of and dates to which the rent, security deposit, and other charges, if any, are paid in advance, and acknowledging that there are not, to such party's knowledge, any uncured defaults on the part of *** or specifying such defaluts, if any are claimed. It is expressly understood and agreed that any prospective purchaser or encumbrancer of all or any portion of the Project or of the real property of which it is a part shall be entitled to rely upon any such statement if a party fails to deliver such statement within ten (10) days from the other's request, Landlord or Tenat, as the case may be,and any prospecfive purchaser or encumbrancer, may conclusively presume that (i) this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) there are no uncured defaults in the other party's perrformance, and (iii) not more than one (1) month's rental has been paid in advance. If Tenant fails to deliver the certificate in ten (10) days, Tenant hereby appoints Landlord as its attorney-in-fact, to execute and deliver the certificate to a third party, such power, being coupled with an interest, being irrevocable. Tenant's failure to timely deliver the certificate shall at Landiord's option consfitute a material breach.
         (b) Financial Statements. Tenant represents and warrants that all financial statements, records, and information furnished by Tenant to Landlord in connection with this Lease will be true, correct, and complete in all respects, and Landlord agrees that (unless Tenant is a company whose financial statements are a matter of public record) it will treat said information with confidentiality, except that Landlord shall be entitled to disclose such information to lenders, insurers, and prospective purchasers of the Project.

27.      INTEREST ON PAST DUE OBLIGATIONS.
         (a) Interest. Except as otherwise expressly provided in this Lease, any amount due from Tenant hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum or the highest rate then allowed under the usury laws of the State of California, whichever is less, from the date due unfit paid.
         (b) Default Interest. Notwithstanding the foregoing, any amount due from Tenant to Landlord hereunder which is not paid within thirty (30) days of notice from Landlord that such amount is overdue shall bear interest at the lesser of eighteen percent (18%) per annum or the highest rate then allowed under met the usury laws of the State of California from the dale due until the date received by Landlord.

28.      SALE OR TRANSFER BY LANDLORD.
         (a) Transfer. In the event of a transfer(s) of Landiord's interest in the Premises, except a transfer for security purposes only, the transferee shall automatically be relieved of all obligations and liabilities on the part of the Landlord accruing from and after the date of such transfer; provided, however, that any funds in the hands of Landlord in which Tenant has an interest, at the time of such transfer, may be turned over to the transferee and upon such transfer, or upon the transferee acknowledging in writing responsibility for return of such funds, Landlord shall be discharged from any further liability with regard to such funds. The covenants and obligations of Landlord contained in this Lease shall be binding upon Landlord, its successors, and assigns only during their respective periods of ownership. Tenant agrees to look solely to Landlord's interest in the Project, and the real property of which it is a part (or the proceeds thereof) for the satisfaction of any remedy, for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord, and no other property or assets of Landlord shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies, with respect to this Lease, the relafionship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the Premises.

29.      LANDLORD'S RIGHT TO CURE DEFAULTS.
         (a) Landlord's Right to Cure. All obligations of Tenant under the terms of the Lease shall be at Tenant's sole cost and expense. If Tenant shall fail to pay any sum of money, other than Base Rpnt or Additional Rent required to be paid by it***** or shall fail to perform any other act on its part to be performed, such failure continuing following Tenant's applicable cure period set forth in Section 22, Landlord may, but shall not be obligated to, and without waiving any rights of Landlord or releasing Tenint from any obligafion, make such payment or perform such other act at Tonant's cost. All sums so paid by Landlord and all necessary incidental costs together with interest thereon from the date of such payment by Landlord in connection with the performance of any such act by Landlord shall be considered rent hereunder. Except as otherwise expressly provided, such rent shall be payable to Landlord on demand, or at the option of Landlord, in such installments as Landlord may elect and may be added to any other rent then due or thereafter becoming due under this Lease, and Landlord shall have (in addfion to any other right or remedy) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent.
         (b) Landlord's Nonparformance. Landiord shall not be deemed to be in default of any obligation required of it unless and until it has failed to perform such obligation for thirty (30) clays after written notice by Tenant to Landlord specifying the obligafion Landlord has failed to perform; provided, however, that if the nature of Lanclord's obligation is such that more than thirty (30) days are required for its performance then Landlord shall not be deemed to be in default if it shall commenoe such performance within such thirty
(30) day period and thereafter diligently prosecute or pursue the same to completion.

30. WAIVER.
         (a) No Waiver. No delay or omission in the exercise of any right or remedy by either party to this Lease upon any default by the other partyshall impair such right or remedy or be considered as a waiver. The acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment of the amount paid. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises shall consfitute an acceptance of the surrender of the Premise before expiration of the Term. Only written notice from Landlord to Tenant shall constitute acceptance of surrender of the Premises and accomplish a termination of the Lease. Landlord's or Tenant's consent to any act by the other requiring consent shall not be deemed to rendor unnecessary consent to any subsequent act by the other. Any waiver by either party of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.
         (b) No Release. No acceptance by Landlord of a sum less than the rent then due shall be deemed to be other than on account of the earliest installment of rent due, nor shall any endorsement or statement on any check or accompanying letter be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landiord's right to recover the balance of such installment or pursue any other remedy in this Lease.

31.       FORCE MAJEURE.
         (a) In General. Whenever a day is appointed on which, or a period of time is given within which either party is required to do or complete an act, the time for its performance or completion shall be extended by a period of time equal to the number of days during which such party is prevented from, or is unreasonably interfered with in performing or completing the act because of strikes, labor disturbances, unavailability of labor or materials, wars, civil disorder, national emergencies, acts of God, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, that nothing herein contained shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant.

32.      RULES AND REGULATIONS.
         Tenant agrees to observe and comply with the rules and regulations attached as Exhibit "C: (hereafter the "Rules and Regulations") for the Project, and to cause its employees, suppliers, customers, and invitees to comply with the Rules and Regulatons and such modifications or amendments thereto as Landlord may from time to time adopt. Failure by Tenant to strictly comply with the Rules and Regulations, such failure continuing for ten (10) days after notice from Landlord, shall, at the option of Landlord, constitute a material default of this Lease, Landlord shall not be responsible to Tenant for non-compliance with the Rules and Regulations by any other Tenant or occupant of the Project. If there is a conflict between the Rules and Regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall use reasonable efforts to enforce the Rules and Regulations in a non-discriminatory manner.

33.      SURRENDER OF PREMISES.
         (a) No Merger. The voluntary or other surrender of this Lease by Tenant or a mutual termination of the Lease shall not result in merger and shall at the option of Landlord, operate as an assignment to it of any or all subleases affecting the Premises.
         (b) Condition Upon Termination or Surrender. Upon expiration of the Term, or earlier termination of this Lease, Tenant shall surrender possession of the Premises to Landlord in as good order and condition as the same are now or are hereafter improved by Landlord or Tenant, repairs which are Landiord's obligation and reasonable wear and tear which does not materially detract from the appearance or function of the Premises excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and all similar articles of any other persons claiming under Tenant and Tenant shall repair all damage to the Premises resulting from such removal.
         (c) Notice from Tenant. Tenant shall, at least ninety (90) days before the last day of the Term, give Landlord a written notice of intention to surrender the Premises on or before that date. Nothing herein contained shall be construed as extending the Term or as consent of Landlord to any holding over by Tenant. If during the last month of the Term, Tenant shall have removed substantially all of its property from the Premises, Landiord may then enter and alter, renovate, or redecorate the Premises without any abatement of rent or liability to Tenant.

34.      HOLDING OVER.
         (a). Failure to Vacate. Tenant shall vacate the Premises upon the expiration date or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify and hold Landlord harmless from all losses or liabilities resulting from any delay by Tenant in vacating the Premises incurring, without limitation, claims made by any succeeding tenant founded on or resulting from such failure to surrender, and any loss of rent from such succeeding tenant. Should Tenant, with or without Landiord's written consent, hold over after the termination of this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable upon thirty (30) days notice given at any time, upon each and all of the terms herein provided as may be applicable to a month-to-month tenancy except that the Base Rent then in effect shall be increased to one hundred fifty percent (150%) of the sum of (i) the Base Rent in effect at the Expirafion Date or earlier termination of this Lease, and (ii) the monthly Percentage Rent paid or payable by Tenant during the immediately preceding twelve (12) month period. In no event shall holding over constitute an extension of this Lease. The provisions of this Section are in addition to and do not affect Landloid's right of re-entry or any other rights hereunder or as otherwise provided by law.

36.       MISCELLANEOUS.
         (a) Severability. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair, or invalidate any other provision and such other provisions shall remain in full force and effect.
         (b) Attorney's Fees. In the event of any litigation between Tenant and Landlord, to enforce any provision of this Lease or any right of either party concerning this Lease, or to secure a judicial determination of any right or obligation of either party, the unsuccessful party in such litigation shall pay to the other all costs and expenses, including reasonable attorney's fees, incurred theroin. Moreover, if either party, is, without fault, made a party to litigation instituted by or against theather, such otherparly shall indemnify Landlord or Tenant, as the case may be, against all costs and expenses, including reasonable attorney's fees, incurred by it in connection therewith.
         (c) Captions. The section captions contained in this Lease are for convenience and do not limit or add to any term or provision of this Lease and shall have no effect on its interpretation.
         (d) Terminology. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, and the neuter shall include the masculine and feminine genders The obligations imposed upon Tenant shall be joint and several as to each of the persons, firms, or corporations of which Tenant may be composed.
         (e) Entire Agreement. This Lease and the exhibits and any dder or addendum attached hereto constitute the entire agreement between the parties with respect to the subject matter hereof, and no prior agreement or understanding pertaining to any such matter shall be effecfive for any purpose. No provision of this Lease may be amended or supplemented except by an agreement in writing signed by the parties or their successors in interest.
         (f) No Offer. The submission of this Lease by Landlord for examination or execution by Tenant does not constitute an option or offer to lease the Premises upon the terms and conditions contained herein or a reservation of the Premises in favor of Tenant, it being intended that this Lease shall only become effective upon its execution by Landlord and delivery of a fully executed counterpart to Tenant.
         (g) California Law. This Lease shall be interpreted and enforced in accordance with the laws of the State of California, which shall apply in all respects to any disputes or Controversies arising out of this Lease.
         (h) Quiet Possession. Upon Tenant's paying the Rent and other sums provided hereunder and observing and performing all of the covenants, conditions, and provisions on Tenant's part to be performed, Tenant shall have quiet possession of the Premises for the Term, subject to all of the provisions of this Lease.
         (i)Successors. Except as otherwise provided in this Lease, all of the covenants, conditions, and provisions of this Lease shall be binding upon and shall inure to Hie benefit of the parties, their respective heirs, personal representatives, successors, and assigns.
         (j) Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, return receipt requested, addressed to Tennni or to Landlord at the addresses provided in Section 1(g). Either party may by notice to the other, specify a different address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to any other party Landlord may hereafter designate, Notices shall be deemed given and received when personally delivered, or forty-eight (48) hours after the date a written notice is placed, postage prepaid, in a depository for United States mail.

         (k) Brokers. In connection with the negotiation of this Lease, Tenant warrants and represents that it has had no dealings with any real estate broker oragent except Fred Sands Realtors, CP Commercial Brokerage and Jon Douglas Brokerage, and knows of no other person who is or might be entitled to a commission, finders fee, or other payment in connection herewith, and does hereby indemnify and agree to hold Landlord harmless from and against any and all claims and expenses, including attorneys fees that Landlord may incur should such warranty and representation prove incorrect. Landlord shall pay the brokerage commission due CP Commerical Brokerage and Jon Douglas Brokerage for this Lease.

         (1) Interpretation. The text of this Lease shall be construed according to its fair meaning, and not strictly for or against either Landlord or Tenant
(m) Resolution. If Tenant is a corporation, Tenant shall. it so requested by Landlord, deliver to Landlord upon execution of this Lease a certified copy of n resolution of its board of directors authorizing the execution of this Lease and naming the officers that are authorized to execute this Lease on its behalf. (n) Recordation. This Lease shall not be recorded, except that if Landlord requests Tenant to do so, the parties shall execute a memorandum of this Lease in recordable form. Tenant shall execute and deliver to Landlord on the expiration or termination of this Lease, at Landlord's request, a quitclaim deed to the Premises, in recordable form, designating Landlord as transferee. Any expenses incurred therewith shall be bome by Landlord.
         (o) Restrictions. If the amount of Base Rent or any other payment due under this Lease violates the terms of any governmental resirictions on such rent or payment, then the rent or payment due during die period of such restrictions shall be the maximum amount allowable under those restrictions. Upon termination of the restrictions, Landlord shall, to the extent it is legally permitted, recover from Tenant the difference between the amounts received during the period of restrictions and die amounts Landlord would have received had there been no restrictions.
         (p) Approvals By Landlord. No approval or consent by Landlord, nor any supervision by Landlord of any work performed by or at the direction of Tenant, shall constitute a representation, warranty or affirmation of the correctness or quality of the matter so approved or supervised nor an indication that any work or other act of Tenant complies with any governmental low, vile or regulation.
(q) Counterparts. This Lease may be executed in counterparts and if so executed, each counterpart shall have the force and effect of an original.






LANDLORD:

PSA  PROPERTIES

BY  WESTERN  CAPITAL  RESOURCES, A  CALIFORNIA  CORPORATION,
ITS  DULY  AUTHORIZED  AGENT



By  /s/Randi S. Sellers                        Date:   11/30/94
   ----------------------------                       -----------------------
       Randi S. Sellers
       Director   of Corporate Leasing


TENANT:

PLANET  KIDS,
A CALIFORNIA CORPORATION




By:                                            Date:
   ----------------------------                       -----------------------
    Harry Shuster, President

                                    ADDENDUM


                  PSA PROPERTIES, BY WESTERN CAPITAL RESOURCES,
        A CALIFORNIA CORPORATION, ITS DULY AUTHORIZED AGENT (LANDLORD) -
              PLANET KIDS, INC., A CALIFORNIA CORPORATION (TENANT)



THIS ADDENDUM is attached to and hereby made a part of that certain Standard Retail/office Complex Lease dated October 12, 1994 by and between the above named parties. All of the following terms and conditions are hereby incorporated into the Lease and made a part thereof. In the event of any conf lict between any of the terms and conditions contained in the standard printed form lease as compared to the terms and conditions contained in the Addendum, the terms and conditions contained in this Addendum shall be controlling. The term "Lease" as used herein shall mean the printed form lease as modified by this Addendum. Except as stated otherwise herein, all capitalized terms shall have the meaning set forth therefor in the Lease.


37.      Base Rent.
         ----------

         Notwithstanding the provisions of paragraph 5 of the Lease, Tenant's rent shall not be subject to Consumer Price Index increases during the initial term, but instead shall be increased as follows:

         Effective on the first day of the sixty-first (61st) month following the Rent Commencement Date (defined below), Tenant's Base Rent shall be increased to Fourteen Thousand Thirty Dollars ($14,030.00) and shall remain fixed for the remainder of the initial term.


38.      Lease Commencement/Rent Commencement.
         -------------------------------------
         (a) The Term of the Lease shall commence on the date (i) the work designated in paragraph 39 below is substantially completed, and (ii) the Premises are delivered to Tenant ("Lease Commencement Date").
         (b) Tenant's obligation to pay Base Rent and Tenant's Proportionate Share of Expenses and Taxes commences on the date which is the earlier to occur of (i) four (4) months following the later of (xx) the Lease Commencement Date or (yy) the date on which approval of Tenant's Use (as set forth in paragraph 57 below) is obtained from the applicable government entity, or (ii) the date Tenant opens for business at the Premises (the "Rent Commencement Date"). (Subject to extension on a day for day basis for each day of force majeure and/or Landlord's delays which affect the completion of Tenant's improvement work.)

39.       Condition of Premises.
         (a) Landlord shall deliver the Premises in "shell" condition, which shall consist of the following:

                  (1) Level, smoothed and finished concrete slab floor;

                  (2) H.V.A.C. system in good working order, which system consists of six (6) 5-ton units;

                  (3) Paint-ready interior walls (taped and sanded);

                  (4) Stubbed-in telephone line;

                  (5) Stubbed-in electrical service (1,000 amp service); and

                  (6) Six-inch (611) sewer lines, two-inch (211) main water line, and one & one-half inch (1-1/211) natural gas line.

         (b) With the above exceptions, the Premises shall be delivered to Tenant in their "AS IS" condition subject to Tenant's punch list, to be submitted to Landlord within 10 days of Tenant's possession. Landlord shall not be required to install any tenant improvements or perform any other work for the Premises including, without limitation, any work necessary for the Premises to comply with the requirements of the Americans with Disabilities Act. All floor coverings, window treatments and other improvements and work for the Premises ("Tenant's Work") shall be performed by Tenant at Tenant's sole cost; provided, all of Tenant's Work is subject to Landlord's prior written consent in accordance with paragraph 12 of the Lease. All items of Tenant's Work shall be and remain the property of Landlord, with the exception of electronic software and hardware, Tenant"s trade fixtures and custom and specialty items peculiar to Tenant's business. The building systems which are necessary for Tenant's use of the Premises are in good working order on the date of execution of the Lease.


40.      Tenant Improvement AllowancelRental credit.
         -------------------------------------------
         Landlord and Tenant agree that the Premises are to be remodeled. All such remodeling shall be for the account of Tenant; provided, however, that Landlord shall do the following:

         (a) Provide Tenant with a tenant improvement allowance ("Improvement Allowance") of One Hundred Thousand Dollars ($100,000.00). The Improvement Allowance shall be used by Tenant to pay for the cost of permanent alterations or improvements to the Premises that are approved and identified in advance by Landlord. Prior to the commencement of work, Tenant shall furnish Landlord with copies of all plans and specifications for the alterations, as well as copies of the bids it receives. All alterations shall be accomplished in accordance with the provisions of paragraph 12 of this Lease, and Tenant shall submit to Landlord actual invoices received by it prior to Landlord making payment thereof to the providing contractor from the Improvement Allowance. Landlord is required to reimburse amounts (in respect of the Improvement Allowance) to Tenant within thirty (30) days following receipt by Landlord of actual invoices and satisfactory lien releases from the general contractor and all sub-contractors.

                  If Landlord does not make a payment of the Improvement Allowance which is due the contractor and Landlord does not have a legitimate reason for withholding payment (such as a dispute regarding the amount due, work performed, or the contractor's compliance with the plans) , after providing Landlord with ten (10) days written notice of Tenant's intent to pay the contractor Tenant may pay the contractor (unless Landlord has done so by such date) and offset rent due Landlord by such amount.

         (b) Provide Tenant with a rental credit of Fifty Thousand Dollars ($50,000.00) to be applied toward the Base Rent in one hundred sixteen (116) equal installments of Four Hundred Thirty-One and 03/100 Dollars ($431.03) each during months five through one hundred twenty (5-120) of the Lease Term.


41.       Exclusions.
          -----------

         (a) Notwithstanding anything to the contrary in the definition of Expenses or Taxes in the Lease to the contrary, Expenses and Taxes shall not include the following, except to the extent specifically permitted by a specific exception to the following:

                  (1) Any ground lease rental;

                  (2) Costs of items considered capital replacements, improvements and equipment under generally accepted accounting principles consistently applied [or otherwise] ("Capital Items") except as expressly set forth in the definition of Expenses set forth in the printed form of Lease;

                  (3) Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement which is specifically excluded in subparagraph (2) above (excluding, however, equipment not affixed to the Project which is used in providing janitorial or similar services);

                  (4) Costs incurred by Landlord for the repair of damage to the Project, to the extent that Landlord is reimbursed by insurance proceeds, regardless of whether such repairs are covered by insurance;

                  (5) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant or other occupants' improvements in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of-the Project;

                  (6) Depreciation, amortization and interest payments, except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required the item shall be amortized over its reasonably anticipated useful life;

                  (7) Costs in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Project;

                  (8) Costs incurred by Landlord due to the violation by Landlord or any tenant (excepting Tenant) of the terms and conditions of any lease of space in the Project;

                  (9) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

                  (10) Landlord's general corporate overhead and general and administrative costs, except for the administrative fee added to the annual expenses to be paid by Tenant;

                  (11) Advertising and promotional expenditures, and costs of signs in or on the Project identifying the owner of the Project or other tenants' signs;

                  (12) The cost of any electric power used by any tenant in the Project, excepting that used by Tenant or for any common areas;

                  (13) Costs incurred in connection with upgrading the Project to comply with disability, life, fire and safety codes, ordinances, statutes, or other laws in effect prior to the Lease Commencement Date including, without limitation, the ADA, including penalties or damages incurred due to such noncompliance;

                  (14)  Tax  penalties   incurred  as  a  result  of  Landlord's
negligence, inability or unwillingness to make payments and/or to file any tax or informational returns when due;

                  (15) Costs for which Landlord has been compensated by a management fee, and any management fees in excess of those management fees which are normally and customarily charged by landlords of comparable projects in the vicinity of the Project;

                  (16) Costs arising from the negligence or fault of other tenants or Landlord or its agents, or any vendors, contractors, or providers of materials or services selected, hired or engaged by Landlord or its agents including, without limitation, the selection of building materials;

                  (17) Notwithstanding any contrary provision of the Lease, including, without limitation, any provision relating to capital expenditures, any and all costs arising from the presence of hazardous materials or substances (as defined by applicable laws in effect on October 15, 1994) in or about the Project including, without limitation, hazardous substances in the ground water or soil, not placed in the Premises or Project by Tenant;

                  (18) Costs arising from Landlord's charitable or political contributions;

                  (19) Costs arising from latent defects in the Base, Shell, or Core of the Project or improvements installed by Landlord or repair thereof, unless covered by insurance or legal damage awards;

                  (20) Costs for the acquisition of sculpture, paintings or other objects of art;

                  (21) Costs (including in connection therewith all attorneys' fees and costs of settlement judgements and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims litigation or arbitrations pertaining to Landlord and/or the Project; and

                  (22) Costs  associated  with the  operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Project, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Project, costs of any disputes between Landlord and its employees (if any) not engaged in Project operation, disputes of Landlord with Project management, or outside fees paid in connection with disputes with other tenants.

         (b) Landlord further agrees that since one of the purposes of Expenses is to allow Landlord to require Tenant to pay for the costs attributable to the Premises, Landlord agrees that: (i) Landlord will not collect or be entitled to collect Expenses from all of its tenants in an amount which is in excess of one hundred percent (100%) of the Expenses actually paid by Landlord in connection with the operation of the Project, and (ii) Landlord shall make no profit from Landlord's collections of Expenses. All assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and not included as Expenses except in the year in which the assessment or premium installment is actually paid; provided, however, that if the prevailing practice in other comparable projects in the vicinity of the Project is to pay such assessments or premiums on an earlier basis, and Landlord pays on such basis, such assessments or premiums shall be included in Expenses as paid by Landlord; in no event, however, shall Landlord include any accrued interest (resulting from such assessments or premiums) in its computation of Expenses.

         (c) Each time Landlord provides Tenant with an actual and/or estimated statement of Expenses, such statement shall be itemized on a line item by line item basis, showing the applicable expense for the applicable year and the year prior to the applicable year.

42.      Signs and Advertising.
         ----------------------
         (a) General. All signs and signage on the exterior of the Premises or visible from any portion of the Common Areas shall be at Tenant's sole cost and expense and subject to Landlord's prior written approval. Any such signage installed without Landlord's prior written approval shall, at Landlord's sole option, be immediately removed by Tenant and replaced, at Tenant's sole cost and expense, with signage approved by Landlord.

         (b) Interior. Tenant may at Tenant's own expense erect and maintain upon the interior sales areas of the Premises all signs and advertising matter customary and appropriate in the conduct of Tenant's business. If Landlord reasonably objects to any interior signage and/or advertising materials, Tenant shall promptly remove same.

         (c) Exterior. Tenant shall, at Tenant's own expense erect and maintain an exterior sign on its store facia which conforms to such reasonable criteria as may be established by Landlord, but subject to Landlord's prior written approval of said sign. Except for those signs and advertising devices which are
(a) provided for in plans and specifications or a scale sign drawing submitted by Tenant and approved in writing by Landlord, and (ii) which comply with governmental requirements, Tenant shall not erect, place, paint or maintain in or on the Premises any sign, exterior advertising medium or any other object or any kind whatsoever visible outside the Premises. Tenant shall not change the color, size, location, composition, wording or design of any sign or advertisement on the Premises that may have been previously approved by Landlord and governmental authorities without the prior written approval of Landlord and such authorities. Tenant shall, at Tenant's own expense, maintain and keep in good repair all installations, signs and advertising devices which Tenant is permitted by Landlord to maintain and shall pay all charges required to keep them in good repair. At least one of Tenant's exterior signs shall be installed and operating within three (3) days of Tenantfs opening for business at the Premises.

         (d) Except as hereinabove mentioned, Tenant shall not place or cause to be placed, erected or maintained on any exterior door, wall, window or the roof of the Premises, or on the glass of any window or door of the Premises, or on any sidewalk or other location outside the Premises, or within any display window space in the Premises, or within five (5) feet of the front of the storefront leaseline, whether or not there is display window space in the Premises, or within any entrance to the Premises, any sign, decal, placard, decoration, flashing, moving or hanging light, lettering, or any other advertising matter of any kind or description; if Tenant places or causes to be placed or maintained any of the foregoing, the same may be removed by Landlord or Landlord's representative without notice and without such removal constituting the breach of this Lease or entitling Tenant to claim damages on account thereof. No symbol, design, name, mark or insignia adopted by Landlord for the Shopping Center shall be used without the prior written consent of Landlord. No illuminated sign located in the interior of the Premises which is visible from the outside shall be permitted without the prior written approval of Landlord. All signs located in the interior of the Premises shall be in good taste so as not to detract from the general appearance of the premises and Shopping center. Tenant shall not, without the prior written approval of Landlord, display or sell merchandise in, or otherwise obstruct, any area outside of' the Premises, nor solicit business in the parking area or other common areas, nor distribute any hand bills or other advertising matter in the parking area or in other common areas.

         (e)   Name of the Center.
               Landlord shall rename the property Moulton La Paz Center, which name shall appear in the top position on the Moulton Parkway monument sign. Tenant shall be permitted the use of the second position on the monument  sign,  and Tenant's  sign shall be larger than that of the Center, subject to City requirements and/or limitations. All costs associated with Tenant's portion of such sign, including installation, shall be at Tenant's sole cost and expense.

                  (i) Tenant may elect to design a new monument sign; however, if Tenant elects to do so, such new sign must include the proper identification of the Moulton La Paz Center. Any such sign shall be at Tenant's sole cost and expense with the exception that Landlord shall pay for the lettering or panel, as the case may be, that identifies "Moulton La Paz Center". Any such sign shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld.

                  (ii) In the event that the appropriate governmental agency gives approval for a new monument sign on La Paz, Landlord shall install such new monument sign at Landlord's cost and expense and Tenant shall be responsible for the cost of Tenant's insertion on said monument.

         (f) Landlord acknowledges that Tenant's signage (including the sign on the front of the Premises) will, given the permitted use of the Premises, be intended to appeal to and to attract children and, therefore, it will not be reasonable for Landlord to withhold its consent to any signage proposed by Tenant solely on the grounds that it does not conform to what would be considered "normal" shopping center signage. Without limiting the generality of the foregoing, Landlord specifically acknowledges that the incorporation of bright colors and/or odd shapes into Tenant's signage will not solely be reasonable grounds for Landlord's refusal to consent to Tenant's signage.


43.      Common Areas.
         -------------
         (a) Inclusions. In addition to those items specified in paragraph 3(a) of the Lease, the Common Areas shall also include, without limitation, the following: common entrances, lobbies, corridors, balconies, stairways, stairwells, public restrooms, elevators, escalators, parking areas, parking lot and canopy lighting, loading and unloading areas, trash areas, roadways, sidewalks, parkways, ramps, driveways, water features, irrigation systems, base fire sprinkler system, drainage systems, and landscape areas.

         (b) Parking; Employee Parking. Parking in the Common Areas designated as such, from time to time, by Landlord shall be for Tenant and Tenant's employees, customers and invitees for business purposes and during the Shopping Center's business hours as established by Landlord, from time to time. Landlord may designate those portions of the Common Areas, if any, which shall be used for automobile parking by employees of Tenant. No employee of Tenant shall use any part of the Common Areas for parking except such area or areas as may be so designated by Landlord. As part of the Rules and Regulations, Landlord may require Tenant to supply Landlord, upon request, with a current list of license plate numbers of Tenant's employees, and Landlord, without liability, shall have the right to tow employee automobiles parking in areas not designated for employee parking and to impose fines or charges on Tenant for same.

         (c) Barriers. No fence, wall, structure, division, rail or obstruction shall be placed, kept, permitted or maintained on any part of the Common Areas by Tenant; nor shall Tenant conduct or maintain any sale, display, advertising, promotion or storage of merchandise or any business activities of any kind whatsoever in the Common Areas without Laiidlord's prior written consent. Tenant shall not cause or permit any person to use the Common Areas for solicitations, demonstrations or any other activities that would interfere with the conduct of business in the Shopping Center or which might tend to create civil disorder or commotion.

44.      Business Taxes.
         ---------------

         Tenant shall pay all special taxes, assessments and license fees levied, assessed or imposed by law or ordinance by reason of Tenant's use of the Premises.

45.      Hours of Operation.
         -------------------
         Tenant shall be permitted to use the Premises for "sleep-over" parties; provided, Tenant shall pay any additional costs associated with such use of the Premises (that is, due to use for "sleep- overs" and due to use after normal hours of operation of the Project) and shall indemnify, defend and hold harmless Landlord from any damages, loss, liability and costs (including attorneys' fees and costs) arising from or in connection with such use of the Premises. Tenant shall be required to be open for business seven (7) days a week (excluding the following holidays: New Years Day, Easter Sunday, Memorial Day, July 4th, Labor Day, Thanksgiving Day, and Christmas Day) from the hours of 10:00 a.m. to 7:00 p.m.

46.      Option to Extend.
         -----------------
         So long as Tenant is not in default under the terms and conditions of this Lease, Landlord grants to Tenant three (3) options to extend the Term of this Lease for an additional five (5) years each ("Option Periods") , commencing upon the date this Lease would otherwise expire. The options to extend are personal to the original Tenant under the Lease and shall not be exercisable by successor or assignee Tenant(s) regardless of whether Landlord consents to any assignment or subletting of the Lease (unless at the time of a request for Landlord's consent to an assignment or sublease Tenant requests that the option be assignable to the proposed assignee or sublessee and Landlord grants its consent thereto). The Option Periods shall be pursuant to the terms and conditions of this Lease except for those relating to Base Rent and any increases in Base Rent over the Term, the Cap on Expenses & Taxes, the Option to Extend,, Tenant Improvements by Landlord, if any, and waived rent or rental abatement.

         The initial Base Rent for the Option Periods shall be at the "Fair Rental Value" (as hereinafter defined), but not more than 110% of the previous yearfs rental rate of the Premises at the commencement of the Option Periods. Fair Rental Value shall mean the Base Rent payable by a willing tenant to a willing landlord for like and comparable space in a comparable building in the immediate area of the Premises with existing tenant improvements of comparable quality to those then existing in the Premises taking into account the following factors only: the Lease provisions for the payment of Additional Rent and Consumer Price Index increases and free rent concessions then being offered. No other factors or concessions may be considered.

         To exercise the options granted to Tenant under this paragraph, Tenant shall notify Landlord in writing ("Option Notices") of Tenant's election to exercise these options. Such Option Notices must be received by Landlord no later than one hundred eighty (180) days prior to the expiration of the original Term of this Lease or each succeeding option period. If Tenant does not exercise each Option in strict accordance with the time frames and provisions set forth herein or if either at the time the Option Notice is given or at the time the option is to commence, Tenant is in default under any provision of this Lease or has been in material default with respect to the payment of any rental called for under this Lease on more than five (5) occasions during the Term, Tenant's Option Notice shall be deemed ineffective and Tenant's Option rights shall terminate and be of no further force or effect.

Within thirty (30) days after Landlord receives Tenant's Option Notice, Landlord shall notify Tenant of its determination of Fair Rental Value ("Landlord's Notification"). If Tenant does not notify Landlord, in writing, that it agrees with the amount determined by

Landlord within fifteen (15) days after receipt of Landlord's Notification, it shall be deemed that Tenant disagrees with Landlord's determination. If Tenant disagrees with Landlord's determination, Landlord and Tenant shall have sixty
(60) days following the prior 15-day period (set forth in the preceding sentence) within which to agree upon the Fair Rental Value. If the parties agree on the monthly rent for each Option Period, they shall promptly execute an amendment to the Lease stating- the initial Base Rent for each Option Period.

         If the parties are unable to agree to such Fair Rental Value within the aforesaid sixty (60) days, then Landlord and Tenant shall each give written notice to the other of their appointment of an Independent Appraiser (as hereinafter defined) within ten (10) days after the expiration of the aforesaid sixty (60) days. Thereafter, the Fair Rental Value shall be determined by the appraisers appointed by Landlord and Tenant, or, in the event of a failure of either party to timely appoint an appraiser, the single appraiser appointed shall determine Fair Rental Value. In determining Fair Rental Value, the appraisers shall be bound by the definition of Fair Rental Value contained in this option to Extend. An Independent Appraiser shall mean a real estate appraiser who has been engaged in the appraisal of commercial real estate in the area of the Premises for a period of not less than five (5) years.

         If the two (2) appraisers reach a determination of Fair Rental Value which does not differ from one another by more than ten percent (10%) , then the Fair Rental Value shall be deemed to be the average of the two (2) appraisals. If within the aforesaid thirty (30) days the two (2) appraisers cannot reach a determination of Fair Rental Value or their determinations differ by more than ten percent (10%) within thirty (30) days after the second appraiser has been appointed, the two (2) appraisers will, within ten (10) days a ' fter the expiration of the aforesaid thirty (30) days select a third appraiser meeting the stated qualifications. If within such ten (10) day period they are unable to agree on the third appraiser, either Landlord or Tenant, by giving ten (10) days' prior written notice to the other, may apply to the Superior Court for the County of Los Angeles for the selection of a third appraiser who meets the stated qualifications.

         Within thirty (30) days after the selection of a third appraiser, a majority of the appraisers will determine the Fair Rental Value. If a majority are unable to determine Fair Rental Value within said thirty (30) days, each of the three (3) appraisers will submit their appraisals in writing and the two (2) appraisals which are numerically closest will be averaged and the average will be the initial Base Rent for the Option Period. Each party shall pay the cost of the appraiser appointed by it and one-half of the cost of the third appraiser, if needed.

         If Fair Rental Value shall not have been determined by commencement of the Option Periods, Tenant shall pay as Base Rent, the amount determined by Landlord's appraiser to be the Fair Market Rental Value until such time as the Fair Rental Value has been determined whereupon Tenant shall pay any additional amount due to Landlord based upon such subsequent determination of Fair Rental Value, together with the next monthly rent payment due. If the Base Rent so paid by Tenant is higher than that ultimately determined by the appraisal process, Landlord shall credit Tenant such difference. Once the new Base Rent has been determined, then for purposes of computing future CPI adjustments, the CPI base month shall be the month which is three (3) months prior to the commencement of each Option Period. With respect to each CPI adjustment during the Option Period(s) , the minimum adjustment shall be four percent (4%) and the maximum adjustment shall be seven percent (7%) (there shall be no downward adjustments)
 . Any reference to a default shall mean the existence of a default following any notice and cure period expressly provided for in this lease.

47.      Minimum Net Worth.
         ------------------
         In consideration of Landlord's waiver of a personal guaranty of the Lease, Tenant agrees to maintain throughout the Term: (i) a minimum stockholder's equity ("Net Worth") in Tenant of $750,000, and (ii) a liquidity ratio ("Ratio") of at least 2-1/2 to 1 (current assets to current liabilities), cash or good receivables, pursuant to generally accepted accounting principles, consistently applied. Tenant shall provide to Landlord within fifteen (15) days following the end of each fiscal quarter, a certification signed by Tenant and Tenant's in-house accountant stating that the Net Worth is at least $750,000 and that the Ratio is at least 2- 1/2 to 1. Further, Tenant shall provide to Landlord within ninety (90) days following the end of each fiscal year of Tenant, a financial statement for such fiscal year certified by an independent certified public accountant prepared in accordance with generally accepted accounting principles consistently applied. Tenant agrees that if at any time the Net Worth falls below $750,000 or the Ratio is not at least 2-1/2 to 1, Tenant shall cause Planet Kids Learning Center, Inc., a Delaware corporation (IIPKLII) or United Leisure Corporation, a Delaware corporation ("ULCII) (collectively "Contributing Parties") to, and Contributing Parties have by separate guaranty agreement agreed to, within 10 days after determination by Tenant or Landlord that Tenant failed to meet the Net Worth and/or Ratio requirements, contribute enough monies to Tenant so that Tenant's Net Worth is increased to at least $750,000 and Tenant's Ratio is at least 2-1/2 to 1. The parties acknowledge and agree that Tenant shall first require PKL to contribute any such required monies and that if Tenant is unable to cause PKL to contribute any such required monies Tenant shall then cause ULC to contribute any such required monies (this shall not extend the lo-day time period). If PKL and/or ULC do not contribute monies as and when required by this paragraph, Tenant shall be in default of the Lease and, pursuant to the separate guaranty agreement signed by PKL and ULC, PKL and ULC shall be in default of 'such separate guaranty agreement.


48.      Security Deposit.
         ------------------
         The amount of the Security Deposit is Fifteen Thousand Three Hundred Seventy-Two Dollars ($15,372.00).


49.      Trash Removal.
         --------------
         Notwithstanding any other provision in the Lease to the contrary, Tenant shall be responsible for all garbage, trash and refuse collection and removal from the Premises at Tenant's sole cost and expense; provided, however, Tenant shall not be charged any "common area" cost for trash removal unless it is determined that Tenant is using trash bins or receptacles designated for the Common Areas.


50.      General Provisions.
         -------------------
         (a) No Partnership. Landlord shall not in any way or for any purpose be deemed a partner, joint venturer or member of any joint enterprise with Tenant.

         (b) Mortgagee Protection. If, in the course of obtaining financing or refinancing, for the Shopping Center, the prospective lender who has been requested to provide such financing request reasonable modification to the Lease as a condition to such financing, Tenant shall not unreasonably withhold or delay Tenant's consent to such modifications, provided that such modifications shall not increase the obligation of Tenant hereunder or materially and adversely affect the leasehold interest created by this Lease or Tenant's rights under the Lease. Further, this Lease is subject to the approval of the existing lender.

         (c) Grant of Easement. Tenant hereby grants to Landlord such licenses and/or easements in, under or over the premises or any portion or portions thereof as shall be reasonably required for the installation or maintenance of mains, conduits, pipes, drains or other facilities to serve the Shopping Center or any part thereof, including the premises of any tenant.


51.      Confidentiality.
         ----------------
         The rates, terms and conditions of this Lease shall remain strictly confidential. Tenant agrees not to discuss such terms and conditions with other tenants in the Shopping Center or with any other individuals save Tenant's attorney, accountant or other advisors to Tenant's business.


52.      Environmental Matters.
         ----------------------
         Tenant shall not cause or permit any "Hazardous Material" (as hereinafter defined) to be brought, kept or used in or about the Premises by Tenant, its subtenants, agents, employees, contractors or invitees except in commercial quantities similar to those quantities usually kept on similar premises by others in the same business or profession. Tenant shall store, use and dispose of such materials in compliance with the applicable laws. If the presence of any Hazardous Materials in the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the affected area to the condition existing prior to the introduction of any such Hazardous Material. Tenant shall indemnity Landlord from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including attorney's fees), which arise during or after the term of this Lease as a result of such breach. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State' of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C.
Section 1317), (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 6901 et seq., (iv) petroleum or, (v) asbestos. Notwithstanding the foregoing, no radioactive materials shall be permitted on the Premises.

         Landlord represents that, to the best of our actual knowledge, the current state of the Property does not violate any environmental laws, and that the Property does not have or contain hazardous material, except those used in the ordinary course of the businesses at the Shopping Center and in compliance with law.

53.      Assignment/Subleasing.
         ----------------------
         Supplementing the provisions of paragraph 23 of this Lease, and notwithstanding anything to the contrary set forth therein, it is agreed that:

         (a) For the purposes of this paragraph, "Profits" shall mean that amount remaining, if any, from the rentals and other leasing consideration paid or payable by a subtenant or assignee, as the case may be, after deducting therefrom the following:

                  (i) All the rentals payable under this Lease for the same space and for the same period of time as covered under the sublease or assignment;

                  (ii) The reasonable cost of any services provided by Tenant to such subtenant at no extra charge under a sublease, such as use of a law library or conference room; and

                  (iii)Economic concessions or allowances made by Tenant to such subtenant or assignee (such as free rent, improvement allowances, moving expenses) and costs reasonably incurred by Tenant to secure such subtenant or assignee (such as leasing consultant and brokers fees & commissions, marketing costs, and spz!ce planner fees).

         (b) In the event Tenant assigns this Lease or subleases all or any portion of the Premises, then in that event Landlord shall be entitled to receive from Tenant one-half (1/2) of the Profits realized by Tenant from such assignment or subleases) , and Tenant shall pay to Landlord its portion of the Profits within twenty (20) days following Tenant's receipt of rentals and/or other consideration upon which such profits are calculated.


54.      Intrabuilding Network Cable.
         ----------------------------
         Tenant acknowledges and agrees that an intrabuilding network cable system ("INC") has been or may be installed in the Project where the Premises are located. Expenses shall include amounts paid or incurred by Landlord for:
(i) operation, maintenance, alteration, repair and additions (which are not capital in nature) to any INC; (ii) service contract fees for any INC; and (iii) taxes, usage, service, hook-up, connection availability fees, deposits and surcharges for any INC. Landlord shall not be liable to Tenant, and Tenant shall not be entitled to any abatement of rent or other remedy, by reason of the failure or breakdown of any INC (or any part thereof). Landlord shall perform all routine maintenance and repair work for any INC.


55.      Tenant's Exclusive.
         -------------------
         Landlord shall not lease or approve an assignment or sublease for any portion of the Project to any person or entity for use primarily as a children's recreation and entertainment center. The foregoing shall not prevent Landlord from leasing any portion of the Project for a use which may include children's recreation and entertainment (as long as the use is not primarily for children's recreation and entertainment). Further, Landlord shall not be in default of the Lease in the event any current tenant of the Project (or any current tenant's assignee or sublessee) now has a right to, and does, implement a use which is a children's recreation and entertainment center. This exclusive is personal to Tenant or to a controlled affiliate; a transfer of a controlling interest in Tenant or to a non-controlled affiliate shall be subject to Landlord's approval.

56.      Non-Disturbance Agreement.
         --------------------------
         Within thirty (30) days following the execution of this Lease, Landlord and Landlord's lender for the Building shall provide to Tenant a non-disturbance agreement from the existing lender, which shall be in the form of the Non-Disturbance Agreement attached hereto as Exhibit 'IF". If Landlord and LandlordIs lender do not provide Tenant with the Non-Disturbance Agreement described in the preceding sentence, Tenant shall have a right to terminate this Lease by giving Landlord written notice of Tenant's election to terminate within ten (10) days following the date which is thirty (30) days following the execution of this Lease. Upon request, Tenant agrees to subordinate this Lease to any future lender's lien provided Tenant receives a Non-Disturbance Agreement reasonably acceptable to Tenant.


57.      Zoning.
         -------
         Landlord and Tenant acknowledge that as of the date of execution of the Lease, the zoning for the Premises does not allow for the use set forth in paragraph l(f) of the Lease ("Tenant's Use"). Tenant shall use good faith efforts to expeditiously cause the zoning for the Premises to be changed, or to obtain a variance to such .zoning, so that Tenant's Use is permitted at the Premises. Landlord shall cooperate with Tenant in obtaining the subject zoning change/variance and do all things reasonably necessary for such zoning change/variance.

         If the subject zoning changp/variance is not obtained by the Deadline (defined below), then, except as expressly provided below, the Lease automatically shall terminate and the Te.rmination Fee (or applicable portion thereof) shall be retained by Landlord pursuant to this paragraph; in such event, Landlord shall return Tenant's Sedurity Deposit and any prepaid rent. Notwithstanding the foregoing, if by the Deadline the subject zoning change/variance has not yet occurred but the City has given reasonable assurances that the subject zoning change/variance will occur within the thirty
(30) day period  following the Deadline,  the Deadline shall be extended  thirty
(30) days. The "Deadline" is February 15, 1995.

         Upon execution of the Lease, Landlord has given Tenant a cashier's check in the amount of One Hundred Eighty Thousand Dollars ($180,000). This amount of $180,000 is the "Termination Fee". The Termination Fee constitutes approximately the amount of the Base Rent and Additional Rent due by Tenant during one year of the Lease. The Termination Fee shall be returned to Tenant if the subject zoning change/variance is obtained by the Deadline. If the subject zoning change/variance is not obtained by the Deadline, the Termination Fee (or applicable portion thereof) shall be retained by Landlord in accordance with this paragraph. Landlord may commingle the Termination Fee with other of Landlord's funds and shall in no event owe Tenant any interest on the Termination Fee (or any portion thereof).

         If the Lease is terminated pursuant to this paragraph, Landlord shall use good faith reasonable efforts to find another tenant for the Premises. If Landlord is successful in locating a new tenant, Tenant shall be entitled to reimbursement of a portion of the termination Fee as set forth below in this paragraph. Landlord shall be entitled to retain that portion of the Termination Fee which is for the period from the Deadline to the commencement date of the term of the new lease for the Premises; the remainder of the Termination Fee shall be reimbursed to Tenant as soon as practicable following the commencement date of the term of the new lease for the Premises. For example, if nine months following the Deadline the term of a new lease commences, Landlord shall retain 9/12 (since the Termination Fee is for a 12-month period) of the Termination Fee (that is, $135,000) and shall reimburse to Tenant 3/12 of the Termination Fee (that is, $45,000).

         If the Lease is terminated pursuant to this paragraph 57 and Tenant thereafter obtains the subject zoning change/variance, and desires to be the tenant of the Premises, Landlord shall be required to lease the Premises to Tenant pursuant to the terms herein as long as Landlord has not procured another tenant (or is negotiating with another tenant for the Premises) and no material changes in Tenant or its parents or other relative factors has occurred.

58.      Financial Contingency.
         ----------------------
         The parties acknowledge and agree that Landlord is relying on the financial strength of ULC in considering Tenant's financial strength and in foregoing the requirement that the Lease be personally guaranteed. The parties further acknowledge and agree that Landlord is relying on ULC's financial strength improving considerably if and when ULC's proposed public offering of 4,000,000 of its shares is sold. Thus, in the event ULC is unable to sell the 4,000,000 shares as contemplated by the prospectus for such sale, Landlord shall have the option, in its sole and absolute discretion (the General Reasonability Clause - paragraph 61 shall not affect this discretion to terminate the Lease) to terminate the Lease on or before December 31, 1994 by giving Tenant written notice of Landlord's election to terminate, in which event the following fees shall be returned to Tenant: the Termination Fee, the Security Deposit, and any pre-paid rent.

so that Tenant's Use is permitted at the Premises. Landlord shall cooperate with Tenant in obtaining the subject zoning change/variance and do all things reasonably necessary for such zoning change/variance.

         If the subject zoning change/variance is not obtained by the Deadline (defined below), then, except as expressly provided below, the Lease automatically shall terminate and the Termination Fee (or applicable portion thereof) shall be retained by Landlord pursuant to this paragraph; in such event, Landlord shall return Tenant's Security Deposit and any prepaid rent. Notwithstanding the foregoing, if by the Deadline the subject zoning change/variance has not yet occurred but the City has given reasonable assurances that the subject zoning change/variance will occur within the thirty
(30) day period  following the Deadline,  the Deadline shall be extended  thirty
(30) days. The "Deadline" is February 15, 1995.

         Upon execution of the Lease, Landlord has given Tenant a cashier's check in the amount of One Hundred Eighty Thousand Dollars ($180,000). This amount of $180,000 is the "Termination Fee". The Termination Fee constitutes approximately the amount of the Base Rent and Additional Rent due by Tenant during one year of the Lease. The Termination Fee shall be returned to Tenant if the subject zoning change/variance is obtained by the Deadline. If the subject zoning change/variance is not obtained by the Deadline, the Termination Fee (or applicable portion thereof) shall be retained by Landlord in accordance with this paragraph. Landlord may commingle the Termination Fee with other of Landlord's funds and shall in no event owe Tenant any interest on the Termination Fee (or any portion thereof).

         If the Lease is terminated pursuant to this paragraph, Landlord shall use good faith reasonable efforts to find another tenant for the Premises. If Landlord is successful in locating a new tenant, Tenant shall be entitled to reimbursement of a portion of the termination Fee as set forth below in this paragraph. Landlord shall be entitled to retain that portion of the Termination Fee which is for the period from the Deadline to the commencement date of the term of the new lease for the Premises; the remainder of the Termination Fee shall be reimbursed to Tenant as soon as practicable following the commencement date of the term of the new lease for the Premises. For example, if nine months following the Deadline the term of a new lease commences, Landlord shall retain 9/12 (since the Termination Fee is for a 12-month period) of the Termination Fee (that is, $135,000) and shall reimburse to Tenant 3/12 of the Termination Fee (that is, $45,000).

         If the Lease is terminated pursuant to this paragraph 57 and Tenant thereafter obtains the subject zoning change/variance, and desires to be the tenant of the Premises, Landlord shall be required to lease the Premises to Tenant pursuant to the terms herein as long as Landlord has not procured another tenant (or is negotiating with another tenant for the Premises) and no material changes in Tenant or its parents or other relative factors has occurred.

58.      Financial Contingency.
         ----------------------
         The parties acknowledge and agree that Landlord is relying on the financial strength of ULC in considering Tenant's financial strength and in foregoing the requirement that the Lease be personally guaranteed. The parties further acknowledge and agree that Landlord is relying on ULC's financial strength improving considerably if and when ULC's proposed public offering of 4,000,000 of its shares is sold. Thus, in the event ULC is unable to sell the 4,000,000 shares as contemplated by the prospectus for such sale, Landlord shall have the option, in its sole and absolute discretion (the General Reasonability Clause - paragraph 61 shall not affect this discretion to terminate the Lease) to terminate the Lease on or before December 31, 1994 by giving Tenant written notice of Landlord's election to terminate, in which event the following fees shall be returned to Tenant: the Termination Fee, the Security Deposit, and any pre-paid rent.

59.      Tenant's Right to Repair.
         -------------------------
         Notwithstanding any provision set forth in the -Lease to the contrary, if Tenant provides written notice (or oral notice in the event of an emergency (which, for purposes of this paragraph, means imminent danger to life or limb or Tenant's continued operation of its business) involving damage or destruction to or of a non-structural and interior component in the Premises and Landlord fails to provide such action within a reasonable period of time, given the circumstances, after the receipt of such notice, but in any event not later than thirty (30) days after receipt of such notice, unless the action required takes more than 30 days and Landlord has commenced the action within the subject 30-day period and pursues the completion of such action, then Tenant may proceed to take the required action upon delivery of an additional ten (10) business days' notice to Landlord specifying that Tenant is taking such required action (provided, however, that such additional notice shall not be required in the event of an emergency), and if such action was required under the terms of the Lease to be taken by Landlord, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action. if Tenant makes a repair in accordance with the foregoing and Landlord does not dispute Tenant's right to so make the repair but does not reimburse Tenant therefor within ten (10) days following receipt of the invoice for the repair, Tenant may offset its rent by the amount of the repair (as reflected on the invoice received by Landlord. if Tenant makes a repair pursuant to this paragraph and Landlord disputes Tenant's right to so make the repair, the dispute shall be submitted to arbitration before a retired judge in accordance with the rules of the American Arbitrators Association; in that event, Tenant shall not have the right to offset as aforestated until the dispute is resolved to the satisfaction of both parties. The losing party in such arbitration shall pay the costs of the arbitration.


60.      Rent Abatement.
         ---------------
         Except in the event of damage or destruction of the Project (or any portion thereof), in which event paragraph 20(e) applies instead of this paragraph, in the event that Tenant is prevented from using, and does not use, the Premises for five (5) consecutive business days or ten (10) days in any twelve (12) month period (the "Eligibility Period") as a result of any repair, maintenance or alteration performed by Landlord after the Rent Commencement Date and required by the Lease, which interferes with Tenant's use of the Premises, or Landlord's failure to provide services or access to the Premises or because of the presence of hazardous substances in, on or around the Project or the Premises which could, in Tenant's business judgment and taking into account the standards, guidances and recommendations included in the then applicable laws with respect to hazardous substances, pose a health risk to occupants of the Premises, then Tenant's rent (including both Base Rent and any additional rent) shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises. The rent abatement provided for herein shall apply only if Tenant is prevented by some act or omission of Landlord from using all of the Premises, and shall not apply if Tenant is prevented from using the Premises due to an event of force majeure.


61.      General Reasonability Clause.
         -----------------------------
         Regardless of any reference to the words "sole" or "absolute'? (but except for matters which involve security for the Project or which will have an adverse effect on the (a) structural integrity of the Project, (b) the Project's plumbing, heating, life safety, ventilating, air-conditioning, mechanical or electrical systems ("Project Systems"), or (c) which could affect the exterior appearance of the Project, whereupon in each such case Landlord's duty is to act in good faith and in compliance with the Lease) , any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Landlord or Tenant the right to take action exercise discretion, establish rules and regulations or make allocations or other determination, Landlord and Tenant shall act reasonably and in good faith and take no action which might result in the frustration of the reasonable expectations of a sophisticated landlord and sophisticated tenant concerning the benefits to be enjoyed under the Lease.


62.      Attached Exhibits.
         -------------------
         Attached  hereto  and  made a part of  this  Lease  are  the  following
Exhibits:

         Exhibit "A" -  Site Plan;
         Exhibit "B" -  Legal Description;
         Exhibit "C" -  Rules and Regulations;
         Exhibit "D" -  Lease confirmation;
         Exhibit "E" -  Guaranty;  and
         Exhibit "F" -  Non-Disturbance Agreement.



LANDLORD:

PSA  PROPERTIES

BY WESTERN CAPITAL RESOURCES,  A CALIFORNIA CORPORATION,
ITS DULY AURTHORIZED AGENT


By  /s/Randi S. Sellers                       Date:        11/30/94
   ----------------------------                       ------------------------
   Randi S. Sellers
   Director of Corporate Leasing



TENANT:

PLANET KIDS, INC.,
A CALIFORNIA CORPORATION


By  /s/Harry Shuster                          Date:
   ----------------------------                       ------------------------
   Harry Shuster, President

(pki-add)

                              EXHIBIT "A" SITE PLAN

                26-538H Moulton Parkway, Laguna Hills, California

                                   EXHIBIT "B"


                     LEGAL DESCRIPTION OF THE REAL PROPERTY

THE REAL PROPERTY IS LOCATED IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA AND IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT 25, OF TRACT 11237, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 494 PAGES 28 THROUGH 33 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS AMENDED BY CERTIFICATES OF CORRECTION RECORDED JANUARY 25, 1983 AS INSTRUMENT NO 83-0@7298, AND MARCH 22, 198i AS INSTRUMENT NO. 83-120675, OFFICIAL RECORDS.

EXCEPTING THEREFROM 100 PERCENT OF ALL RIGHTS TO OIL, GAS AND OTHER HYDROCARBON AND MINERAL SUBSTANCES LYING UNDER OR THAT MAY BE PRODUCED FROM THE ABOVE-DESCRIBED LAND, TOGETHER WITH 100 PERCENT OF ALL RIGHTS TO THE PROCEEDS THEREFROM AND 100 PERCENT OF ALL RENTS, BONUSES AND PROFITS ACCRUING THEREFROM, PROVIDED, HOWEVER, THAT GRANTOR WAIVES AND RELINQUISHES THE RIGHT TO USE OR OCCUPY OR TO ENTER UPON ANY PORTION OF THE SURFACE AND 500 FEET BELOW THE SURFACE, MEASURED VERTICALLY FROM THE SURFACE OF SAID IAND, FOR THE PURPOSE OF DRILLING FOR, CAPTURING, PRODUCING, EXTRACTING, STORING, TREATING OR OTHERWISE HANDLING OR UTILIZING SUCH OIL, GAS OR OTHER HYDROCARBON OR MINERAL SUBSTANCES, OR FOR THE PURPOSE OF EXERCISING GRANTOR'S RIGHTS THERETO, AS RESERVED IN THE DEEDS FROM FIRST WESTERN BANK AND TRUST COMPANY, TRUSTEE, RECORDED SEPTEMBER 28, 1972 IN BOOK 1034 PAGES 318 AND 232 OF OFFICIAL RECORDS.

                                   EXHIBIT "C"
           RULES AND REGULATIONS WHICH CONSTITUTE A PART OF THE LEASE

1. Accoss. Tenant shall not enter upon the roof or go Into or use areas reserved exclusively for Landlord's use, includlng without limitation, storage areas for utility, telephone, electrical, and janitorial equipment and supplies.

2. Litter. Tenant shall not cause the distribution of any material which if discarded would tend to litter the Project. Tenant shall not discard litter except in refuse cans or other appropriate containers. Tenant shall cooperate so that the Project may be kept in a clean and orderly fashion and free of any obstruction.

3. Signs. Tenant shall not affix any sign, placard, picture, banner, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Project, or on any part of the inside of the Premises which can be seen frorn outside of the Premises, without the prior written consent of Landlord, and then only in such color, size, style, character and substance as may first be approved in writing by Landlord. Landlord reserves the right to remove all matter not so approved without notice or liability to Tenant.

4. Alterations. Tenant shall not deface any part of the Project. Landlord shall direct electricians as to where and how electric and telephone wires are to be introduced. No boring, cutting, roof penetrations or stringing of wires shall be performed except with the prior written consent of Landlord and as Landlord may direct.
         Tenant shall not replace or install any burglar alarm or other electrical security device without the prior written consent of Landlord. 11 any such alarm or device malfunctions so that it annoys or interferes in any way with other tenants or their invitees, Tenant shall immediately repair or remove such alarm or device or Landlord may, without liability to Tenant, disconnect said device.
         Tenant shall not install in the Premises any equipment which requires more electric current than Landlord is required to provide under this Lease, without Landlord's prior approval. Tenant shall ascertain the maximum amount of load or demand for or use of electrical current which can safely be permitted, taking into account the capacity of electric wiring in the Project and the Premises and the needs of tenants of the Project and shall not in any event connect a greater load than such safe capacity.
         No awning or other projections or window coverings shall be attached to the outside walls of the Premises without the prior consent of Landlord, which consent Landlord may withhold at it's sole discretion.
         No window covering shall be attached to the interior windows of the Premises without the prior consent of Landlord, which consent Landlord may withhold at it's sole discretion.

5. Prohibited Uses. Tenant shall not serve any alcoholic beverages on the Premises. If Tenant serves or prepares food in the Premises, it must be properly vented to preclude odors that may be objectionable to other tenants. Tenant shall not use the Premises for any immoral or illegal purpose, or in a manner which is objectionable to Landlord or in a manner which will interfere with the rights of other tenants or injure, disturb, or annoy occupants of neighboring property. Nor shall Tenant cause or permit any nuisance or waste in or about the Premises. Tenant shall not use the Premises in a manner which violates any law, ordinance, rule, regulation or requirement of public authorities. Tenant shall at its expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations, or requirements with the requirements of any board of fire underwriters or other similar body relating to or affecting the condition, use or occupancy of the Premises. Tenant shall not do or permit to be done anything in violation of the certificates of occupancy issued for the Premises or the Project.
         Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Project or any of its contents, or cause a cancellation of any insurance policy covering said Project or any of its contents, nor shall Tenant sell or permit to be kept, used, or sold in or about said Premises any articles which may be prohibited by a standard form policy of casualty or liability insurance. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged under such policy by reason of Tenant's failure to comply.
         Tenant shall comply with all fire and security regulations that may be issued from time to time by Landlord. Tenant shall not place any radio or television antennae other than inside of the Premises. Tenant shall not operate or permit any musical or sound producing instrument or device which may be heard outside the Premises.

6. Compliance with Laws. Except as provided in the Lease,Tenant shall comply with all laws, codes, and regulations, including without limitation, health and safety requirements respecting the Premises, at its sole cost. Tenant will not bring into the Premises any chemicals or other items that are included in any list or definition of hazardous materials or waste published by any governing body,or any such materials or waste which would trigger any employee "right-to-know" provisions adopted by any such bodies. Tenant shall not allow to be brought or kept upon the Premises any flammable or combustible matter or anything that may be dangerous to persons or property (including but not limited to flammable oils, fluids, paints, chemicals, noxious gas, firearms or any explosive materials).

7. Landlord's Rights. Landlord shall have the right to change the name or address of the Premises or of all or any portion of the Project.

8. Waste/Closing. Tenant shall see that the doors of Tenant's Premises are securely locked before leaving the Premises and Tenant shall observe strict care and caution that water faucets, lights, gas, electric and appliances are shut off before leaving the Premises so as to prevent waste or damage.

9. Publicity. Tenant shall not use the name of the Project for any purpose, or use any picture or likeness of the Project. Landlord reserves the exclusive right to negotiate and permit the use of the Project including the exterior of the Premises in television, motion pictures, or other media.

10. Rules. Tenant shall remain open for business during such hours and days as Landlord may reasonably require to promote continuity among the various merchants in all or any part of the Project as designated by Landlord.
         Adequately staff the Premises with sufficient employees to handle the maximum business and carry sufficient stock of merchandise of such amount, character and quality to accomplish this purpose; Keep the display windows and signs, if any, well lighted during the hours of sundown lo I 1:00 p.m.;
         Keep the Premises and exterior and interior portions of windows, doors, and all other glass or plate glass fixtures in A neat, clean, sanitary and safe condition;
         Store all trash and garbage in neat and clean containers so as not to be visible to members of the public shopping at the Site and cause such trash to be removed on a regular basis;
         Landlord may require that certain business hours for all or part of the Project shall be observed by tenants, as designated by Landlord, in which case Tenant shall remain open during all such hours.
         The foregoing rules apply to Tenant, its employees, agents, visitors, invitees, contractors. The cost of repairing any damage resulting from a violation of these Rules shall be borne by the Tenant who, or whose employee, agent, visitor, invitee, or contractor shall have caused such damage. Any consent which Tenant is required lo obtain from Landlord shall not be effective unless in writing. Tenant shall acquaint all persons whom Tenant employs with these Rules.


================================================================================

                                   EXHIBIT "D"

                               LEASE CONFIRMATION



Dated:         October 12, 1994                   *TO BE UPDATED UPON OCCUPANCY*


TO:            Planet Kids, Inc.
               26-538H Moulton Parkway
               Laguna Hills, California 92653


Lease dated:   October 12, 1994



         Please acknowledge that on *[to be determined), 19 the Landlord delivered to you possession of the Premises; that the Commencement Date of the Lease is *[to be determined], 19_, and the Expiration Date of the Lease is *[to be determined), 19_; that the Area of the Premises is approximately 12,200 square feet; that your initial Base Rent is $11,590.00 per month and the first Base Rent Adjustment Date shall be *the first day of the 61st month of the Lease Term.


LANDLORD:

PSA PROPERTIES

BY  WESTERN  CAPITAL  RESOURCES,  A  CALIFORNIA  CORPORATION,
ITS DULY AUTHORIZED AGENT


By:                                              Date:
    ---------------------------                        --------------------
    Randi S. Sellers
    Director of Corporate Leasing




         Tenant hereby confirms the information set forth above and further acknowledges its acceptance of possession of the Premises, as of the date indicated.


TENANT:

PLANET KIDS, INC.,
A CALIFORNIA  CORPORATION


By  /s/Harry Shuster                          Date:
   ----------------------------                       ------------------------
   Harry Shuster, President








(pki-ex.d)

                             EXHIBIT "E" - GUARANTY
                             ======================






         THIS GUARANTY is made this 12th day of October, 1994 by Planet Kids Learning Center, Inc., a Delaware corporation, and United Leisure Corporation, a Delaware corporation (collectively, the "Parties") in favor of PSA Properties ("PSAII).

         Concurrently herewith, PSA and Planet Kids, Inc., a California corporation ("PKI") are entering into a lease for premises located at 26-538H Moulton Parkway, Laguna Hills, California (the "Lease"). In lieu of requiring a personal guaranty of the Lease, PSA, PKI and the Parties have agreed to the following (which is contained in the Lease as of paragraph 47):

                  Lease Paragraph 47 - Minimum Net Worth.
                  ---------------------------------------
                  In consideration of Landlord's waiver of a personal guaranty of the Lease, Tenant agrees to maintain throughout the Term: (i) a minimum stockholder's equity ("Net Worth") in Tenant of $750,000, and (ii) a liquidity ratio ("Ratio") of at least 2-1/2 to 1 (current assets to current liabilities), cash or good receivables, pursuant to generally accepted accounting principles, consistently applied. Tenant shall provide to Landlord within fifteen (15) days following the end of each fiscal quarter, a certification signed by Tenant and Tenant's in-house accountant stating that the Net Worth is at least $750,000 and that the Ratio is at least 2-1/2 to 1. Fur-Eher, Tenant shall provide to Landlord within ninety (90) days following the end of each fiscal year of Tenant, a financial statement for such fiscal year certified by an independent certified public accounting prepared in accordance with generally accepted accounting principles consistently applied. Tenant agrees that if at any time the Net Worth falls below $750,000 or the Ratio is not at least 2-1/2 to 1, Tenant shall cause Planet Kids Learning Center, Inc., a Delaware corporation (IIPKLII) or United Leisure Corporation, a Delaware corporation ("ULCII) (collectively "Contributing Parties") to, and Contributing Parties have by separate guaranty agreement agreed to, within 10 days after determination by Tenant or Landlord that Tenant failed to meet the Net Worth and/or Ratio requirements, contribute enough monies to Tenant so that Tenant's Net Worth is increased to at least $750,000 and Tenant's Ratio is at least 2-1/2 to 1. The parties acknowledge and agree that Tenant shall first require PKL to contribute any such required monies and that if Tenant is unable to cause PKL to contribute any such required monies Tenant shall then cause ULC to contribute any such required monies (this shall not extend the 10-day time period) . if PKL and/or ULC do not contribute monies as and when required by this paragraph, Tenant shall be in default of the Lease and, pursuant to the separate guaranty agreement signed by PKL and ULC, PKL and ULC shall be in default of such separate guaranty agreement.

         PSA would not enter into the Lease without paragraph 47 (as set forth above) or this Guaranty. The parties have reviewed and understand the provisions of the Lease and, in particular, paragraph 47 and agree to comply with the provisions of paragraph 47 of the Lease. As such, Parties agree that in the event PKI's Net Worth (as defined in paragraph 47) is below $750,000 or PKI's Ratio (as defined in paragraph 47) is not at least 2-1/2 to 1, PKI and/or ULC shall contribute enough monies to PKI so that PKI's Net Worth is increased to at least $750,000 and PKI's Ratio is at least 2-1/2 to 1.

         The Parties acknowledge and agree that if they (or either of them) fail to contribute sums required by paragraph 47 (as and when due), Parties shall be in default of this Guaranty and PSA shall be entitled to seek all remedies available at law and in equity, including, without limitation, specific performance of this Guaranty

This Guaranty shall be governed by the internal laws of the State of California applicable to instruments, persons and transactions having legal contacts and relationships solely within the State of California. It is agreed that the venue for any action pertaining to this Guaranty shall be the California Superior Court, for the County of Los Angeles.



PLANET KIDS LEARNING CENTER, INC.,
a Delaware corporation



By:  /s/Harry Shuster                             Date:
    ------------------------------------                -----------------------
    type name:


Its:  President
      ----------------------------------




UNITED LEISURE  CORPORATION,
a Delaware corporation



By:  /s/Harry Shuster                             Date:
    ------------------------------------                -----------------------
    Harry Shuster, Chairman of the Board
    and Chief Executive Officer



PSA PROPERTIES

BY WESTERN  CAPITAL  RESOURCES,  A  CALIFORNIA  CORPORATION,
ITS DULY AUTHORIZED AGENT


By:  /s/Randi S. Sellers                          Date:   11/30/94
    ------------------------------------                -----------------------
    Randi S. Sellers
    Director of Corporate Leasing


(pki-ex.e)

                      EXHIBIT "F" NON-DISTURBANCE AGREEMENT





RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:





- - --------------------------------------------------------------------------------


              SUBORDINATION, NON-DISTURBANCE ATRORNMENT AGREEMENT
              ---------------------------------------------------



NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IV THE LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST TO _______________________________________.


         This   Agreement   is  made  as  of   this   ________________   day  of
_____________,    19__,    by   and   among    _________________________________
("Lessee"),____________________________________,("Beneficiary"),             and
________________________, ("Owner").

         A. WHEREAS, Owner is the owner of the real property located in the County of _______________, State of California, more particularly described on Exhibit "Al, attached hereto and ,made a part hereof ("Property,,); and

         B. WHEREAS, Owner has executed a Deed of Trust to Beneficiary, dated ___________________, ("Deed of Trust") recorded in the Official Records of the County of ___________________, California ("Official Records") on _____________________ as Instrument No. ____________________ encumbering the
Property as security for a loan (the "Loan") represented by a promissory note ("Note") of even date therewithto the order of Beneficiary in the original principal amount of __________________________ DOLLARS _______________, payable with interest thereon and an the terms and conditions contained therein; and

         C. WHEREAS, Lessee and Owner have entered into a lease ("Lease"), dated as of ___________________ , 19_, of certain premises ("Premisees"), located or to be located at _____________, which Premises are part of the Property encumbered by the Deed of Trust, and which Premises contain approximately _____________ square feet of floor space, to have and to hold the Premises for an





                                      -1-


765/4GH/AOO45-136/04-19-93/dpw

                      EXHIBIT "F" NON-DISTURBANCE AGREEMENT





initial  term of  ____________  (______)  years  with  _______________  (______)
options to extend for terms of _______________ (______) years each, all as more fully set forth in the Lease; and

         D. WHEREAS, as a condition of the Loan, Beneficiary has required this subordination of Lessee's leasehold interest under the Lease to the lien of its Deed of Trust; and

         E. WHEREAS, as a condition of the Lease, Lessee has required that Beneficiary agree not to disturb Lessee for any reason other than a default by Lessee under the Lease; and

         F. WHEREAS, it is to the mutual benefit of the parties hereto that Beneficiary, Lessee and Owner execute this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do mutually covenant and agree to the following:

         1. Subordination. All of Lessee's right, title and interest in, Lo and under the Lease and any renewal, modification, substitution, replacement or extension thereof, shall be subject and subordinate to the lien and the terms and conditions of the Deed of Trust and Note, and any renewal, extension, modification, substitution or replacement thereof, subject to the terms and provisions of the Agreement.

         2. Right to Cure Owner's De Lessee shall furnish Beneficiary written notice of any Owner's default under the Lease at the address specified in this Agreement. If Owner fails to cure or commence curing and diligently prosecute to completion any such Owner's default within thirty (30) days after Lessee provides such notice of owner's default, then, provided Beneficiary gives Lessee written, notice within ten (10) days after the expiration of the initial thirty
(30) day period that it shall cure such default, Beneficiary may undertake to cure any such Owner's default within thirty (30) days after the expiration of the' initial thirty (30) day period or if any such Owner's default cannot be cured within such extended time period, then Beneficiary may commence the curing of such default within such extended time period and such time period shall be extended for so long thereafter as Beneficiary diligently prosecutes such cure to completion.

         3. Beneficiary's Demand for Rent. Upon the receipt by Lessee of written notice and demand from Beneficiary of any default under any of the documents evidencing or securing the Loan, Lessee shall pay to Beneficiary all rental and other payments required to be made by Lessee to Owner pursuant to the



                                       -2-


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

                      EXHIBIT "F" NON-DISTURBANCE AGREEMENT






terms of the Lease. Owner hereby irrevocably authorizes and notifies Lessee to rely upon and comply with (and Lessee shall be fully protected by Owner in so doing) any notice of demand by Beneficiary for payment to Beneficiary of the rent and other payments required to be made by Lessee under the Lease.

         4. Attornment. Lessee agrees to be bound to any 'Purchaser" (as defined hereinbelow) in accordance with all of the terms of the Lease (including any modifications thereof approved by Beneficiary) for the duration of the Lease term, including any renewal periods exercised by it, provided Beneficiary complies with the terms of this Agreement, and Beneficiary, and any other Purchaser, agrees to assume and comply with all duties and obligations imposed upon the lessor under said Lease, during the period it 'is the holder of such lessor's interest. At the request of Lessee, any Purchaser other than Beneficiary shall execute a written instrument, in a form reasonably satisfactory to Lessee, setting forth the above agreements. Lessee further agrees that Purchaser shall not be personally liable for any act or omission of any lessor occurring prior to the time Purchaser succeeded to the interest of lessor. Purchaser shall not be liable for any advance payment of rent in excess of that required under the Lease, and all such rent shall remain clue and owing notwithstanding any such advance payment nor shall Purchaser be liable for any security deposit that Lessee paid to any prior lessor, unless such deposit is turned over to Purchaser; provided, however, that the foregoing shall not be deemed a waiver or release of any rights or claims against the prior or subsequent lessor nor shall it impair, release or waive any of Lessee's rights and privileges under said Lease, except with respect to such advance rent payments and/or security deposit. The attornment and assumption provisions hereof are effective and self-operative without the execution of any further instrument, immediately upon Purchaser succeeding to the interest of the lessor and giving written notice thereof to Lessee. However, if requested by Purchaser, Lessee and Purchaser shall execute and deliver to each other a written agreement, in a form reasonably satisfactory to Lessee and Purchaser, evidencing Lessee's attornment and Purchaser's assumption, provided that the terms of such written agreement conform to the terms of this Agreement.

         As used herein the term "Purchaser" shall mean any person or entity who acquires control over, title to or possession of owner's interest in the Property, including Beneficiary, if such acquisition occurs by purchase at a foreclosure sale of Owner's interest in the Property, by a deed in lieu of foreclosure or by any other exercise of Beneficiary's rights under the documents evidencing or securing the Loan or as a result of any other means.



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                      EXHIBIT "F" NON-DISTURBANCE AGREEMENT




         5. Non-disturbance So long as Lessee is not in default under the Lease (beyond any period given Lessee in the Lease to cure such default) which default would entitle Owner to terminate the Lease or would cause, without any further action of Owner, the termination of the Lease, or would entitle Owner to dispossess Lessee thereunder, then, in the event the interest of Owner under the Lease or to the Property shall be acquired by a Purchaser, Lessee's possession of the Premises and Lessee's rights and privileges under the Lease shall not be disturbed, diminished or interfered with by the Purchaser during the term of the Lease (or any extensions or renewals thereof which may be effected in accordance with any option or other provision contained in the Lease), and tile Lease shall continue in full force and effect and shall not be terminated except in accordance with the terms of the Lease.

         Beneficiary Shall not, in the exercise of any of the rights arising out of the documents evidencing and securing the Loan or any obligations secured by the Deed of Trust, or out of any instrument or document modifying or amending the same or entered into in substitution or replacement thereof, disturb or deprive Lessee in, or of, its right to possession of the Premises or of any right or privilege granted to or inuring to the benefit of Lessee under the Lease.

         6. Beneficiarv, Consent. Owner shall not consent to or agree to: (a) any material amendment, modification, or waiver of any provisions of the Lease;
(b) any release or discharge of Lessee or Lessee's obligations under the Lease, or (c) any cancellation, termination, surrender, continuation or reinstatement of the Lease without obtaining the prior written consent of Beneficiary unless Owner is obligated to do so under the terms of the Lease as of the date hereof. Beneficiary shall in writing either consent to or disapprove of any such request by Owner within fifteen (15) days of receipt of the request.

         7. Notices. So long as the Loan is outstanding, Beneficiary shall be entitled to all written notices, demands or other writing required to be given to Beneficiary under this Agreement or the Lease at tke time and in the manner such notices are to be given under the Lease. All such notices shall be given to Beneficiary at the following address:

                     _____________________________________
                     _____________________________________
                     _____________________________________
                     _____________________________________
                     _____________________________________


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
                      EXHIBIT "F" NON-DISTURBANCE AGREEMENT




The above address may be changed upon written notice to Lessee and owner as provided in the Lease. Owner and Lessee shall'be entitled to receive notices required under this Agreement as provided in the Lease.

         B. Ratification . Owner and Lessee hereby represent and warrant, each for itself, that the Lease is in full force and effect and that the Lease has not been modified or amended.

         9. Miscellaneous Provisions.
            -------------------------

            a. Time is of the essence of the performance of all conditions hereof of which Lime is a factor. The masculine shall. include the feminine or neuter and the singular shall include the plural whenever the context requires. This Agreement shall be construed according to the laws of the State of California, except to the extent preempted by Federal Law.

            b. Any provision hereof determined to be invalid by a court of competent jurisdiction shall in no way afEect any other provision hereof. In such event, each and every such other provision shall remain in full force and effect.

            C. The captions used herein are for convenience only and shall not be used in construction or interpretation of this Agreement.

            d. All remedies of Beneficiary against owner provided herein are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Beneficiary and Owner or others.

            e. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective personal representatives, successors and assigns,

NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.






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
                      EXHIBIT "F" NON-DISTURBANCE AGREEMENT





         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed by their duly authorized representatives as of the Cate first above written.


"LESSEE"                                 "BENEFICIARY"

_______________________________         _______________________________________
_______________________________         _______________________________________
_______________________________         _______________________________________


                                        By:____________________________________

                                              Its: ____________________________

                                        By:____________________________________

                                              Its:_____________________________


                                        "OWNER"



                                        _______________________________________

                                        _______________________________________





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